                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-21242
                                              -----------------------

                     Nuveen Quality Preferred Income Fund 3
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: June 30, 2007
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                              Semi-Annual Report
                                                                   JUNE 30, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN QUALITY
                                                     PREFERRED INCOME
                                                     FUND
                                                     JTP

                                                     NUVEEN QUALITY
                                                     PREFERRED INCOME
                                                     FUND 2
                                                     JPS

                                                     NUVEEN QUALITY
                                                     PREFERRED INCOME
                                                     FUND 3
                                                     JHP

        High Current Income from a Portfolio of
         Investment-Grade Preferred Securities

                                                         NUVEEN INVESTMENTS LOGO

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
    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the six-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
August 15, 2007

Portfolio Managers' COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JTP, JPS, JHP

The Nuveen Quality Preferred Income Funds are sub-advised by a team of specialists at Spectrum Asset Management, an affiliate of Principal Capital(SM). Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team. Here Mark, Bernie and Phil talk about their management strategy and the performance of each Fund for the six-month period ended June 30, 2007.

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007?

During a relatively heavy call cycle, we reinvested to maintain the general 60/40 portfolio mix between the $25 par (retail driven) sector and the capital securities (institutionally driven) sector. We started 2007 buying mainly $25 par securities but six months later we were purchasing more capital securities as the relative attractiveness between the two sectors had shifted.

We also did some relative value switches with the capital securities bucket where we sold "Euro-listed" securities and purchased Yankee Tier 1 and Enhanced Capital Advantaged Preferred Securities, "ECAPS," that offered more attractive yields and better call protection. Separately, we purchased more closed-end funds to augment income while the common stock NAVs were attractively discounted--this brought our concentration in closed end-funds to 3.4% in JTP, 3.1% in JPS and 3.8% in JHP at the end of the six-month period.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

HOW DID THE FUNDS PERFORM OVER THE SIX-MONTHS ENDED JUNE 30, 2007?

The performance of each Fund, as well as the performance of several widely followed market indices, is presented in the accompanying table.

Cumulative Total Returns on Net Asset Value
For the six months ended 6-30-07

Fund
JTP                                                             -2.35%
JPS                                                             -2.07%
JHP                                                             -2.33%

Lehman Brothers Aggregate Bond Index(1)                          0.97%

Comparative Benchmark(2)                                         0.05%


--------------------------------------------------------------------------------
Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, please see the Performance Overview page for your Fund in this report.
--------------------------------------------------------------------------------


For the six months ended June 30, 2007, all three Funds underperformed the unleveraged, unmanaged Lehman Brothers Aggregate Bond Index and their comparative benchmark.

Over the six-month period we increased the Funds' concentration in $25 par securities due to relative attractiveness. The retail sector outperformed the capital securities sector because the retail sector was less sensitive to the overall increase in U.S. Treasury (UST) yields toward the end of the period. This was manifested by $25 par spreads tightening 7 basis points while capital securities widened by 24 basis points. As the corporate credit markets repriced risk (wider) in June, we sold a portion of the Fund's "Euro-listed" securities (US dollar denominated, but traded in Europe) because they were slow to weaken like the rest of the market. We reinvested the proceeds primarily in capital securities where we were able to improve income and obtain better structural terms.

--------------------------------------------------------------------------------
1 The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.
2 Comparative benchmark performance is a blended return consisting of: 1) 55% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity; and 2) 45% of the Lehman Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency.
--------------------------------------------------------------------------------


We purchased futures on UST notes and bonds in order to manage the Funds' effective duration within an acceptable range of the Index duration. During periods of declining interest rates, the effective duration in the $25 par sector can decline when interest rates decline due to the call options trading in-the-money. The significant UST sell off in June constrained the Fund's performance and more than offset the benefits gained earlier in the period.

Distribution and Share Price
                                                                     INFORMATION

Each of these Funds uses financial leverage in an effort to enhance its dividend-paying capabilities. While this strategy adds volatility to a Fund's net asset value and share price, it generally enhances the amount of income the Fund has to distribute to its common shareholders. The extent of this benefit is tied in part to the short-term rates these Funds pay their FundPreferred(TM) shareholders. As short-term rates rose through this reporting period, the Funds paid higher dividends to their FundPreferred shareholders, marginally reducing the benefits of the Funds' use of financial leverage.

All three Funds declared monthly distributions over the course of the period, including one distribution decrease in March. In addition, JPS declared a long-term capital gains distribution in April of $0.0437 per share.*

During certain periods, the Funds may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Funds during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income
(UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in a Funds's NAV. As of June 30, 2007, all three Funds had a negative UNII balance for financial statement purposes and a positive UNII balance, based upon our best estimate, for tax purposes.

As of June 30, 2007, the Funds' shares were trading relative to their NAVs as shown in the accompanying table:

------------------------------------------------------------------------------------------------
                                                               6/30/07           6-Month Average
                                                      Premium/Discount          Premium/Discount
------------------------------------------------------------------------------------------------
JTP                                                             -1.13%                     0.60%
JPS                                                              0.15%                     0.69%
JHP                                                             -0.15%                     1.67%
------------------------------------------------------------------------------------------------

*Quality Preferred Income 2 (JPS) hereby designates as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the dividend paid on May 1, 2007 in the amount of $5,233,037.

       JTP                             Nuveen Quality
       PERFORMANCE                     Preferred Income
       OVERVIEW                        Fund
                                              as of 6-30-07

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PIE CHART)

Corporate Bonds                                                                   0.9
Short-Term Investments                                                            2.4
Investment Companies                                                              3.4
Capital Preferred Securities                                                     37.9
$25 Par (or similar) Preferred Securities                                        55.4

2006-2007 MONTHLY DISTRIBUTIONS PER SHARE
     (GRAPH)

Jul                                                                               0.09
Aug                                                                               0.09
Sep                                                                               0.09
Oct                                                                               0.09
Nov                                                                               0.09
Dec                                                                               0.09
Jan                                                                               0.09
Feb                                                                               0.09
Mar                                                                              0.086
Apr                                                                              0.086
May                                                                              0.086
Jun                                                                              0.086

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (GRAPH)

7/03/06                                                                          13.05
                                                                                 13.87
                                                                                 14.07
                                                                                 14.33
                                                                                 14.55
                                                                                 14.59
                                                                                 14.84
                                                                                 14.01
                                                                                 14.48
                                                                                 14.08
                                                                                 13.99
                                                                                 14.14
6/30/07                                                                          13.12


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price                                                             $13.12
-------------------------------------------------------------------------------------
Common Share
Net Asset Value                                                                $13.27
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -1.13%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                    7.87%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $856,305
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 6/25/02)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
6-Month (Cumulative)                                              -8.19%       -2.35%

-------------------------------------------------------------------------------------
1-Year                                                             9.41%        5.51%

-------------------------------------------------------------------------------------
5-Year                                                             5.05%        6.74%

-------------------------------------------------------------------------------------
Since Inception                                                    5.58%        6.63%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Commercial Banks                                                                29.7%
-------------------------------------------------------------------------------------
Insurance                                                                       18.0%
-------------------------------------------------------------------------------------
Real Estate                                                                     13.8%
-------------------------------------------------------------------------------------
Capital Markets                                                                  9.7%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   8.9%
-------------------------------------------------------------------------------------
Media                                                                            3.8%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           2.4%
-------------------------------------------------------------------------------------
Other                                                                           13.7%
-------------------------------------------------------------------------------------


TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)

------------------------------------------------------------------------------------
Deutsche Bank Capital Funding Trust II                                          2.3%
------------------------------------------------------------------------------------
Aegon N.V.                                                                      2.2%
------------------------------------------------------------------------------------
Abbey National Capital Trust I                                                  2.0%
------------------------------------------------------------------------------------
ING Group N.V.                                                                  2.0%
------------------------------------------------------------------------------------
HRPT Properties Trust, Series B                                                 1.9%
------------------------------------------------------------------------------------




1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

       JPS                             Nuveen Quality
       PERFORMANCE                     Preferred Income
       OVERVIEW                        Fund 2
                                              as of 6-30-07

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PIE CHART)

$25 Par (or similar) Preferred Securities                                        56.4
Capital Preferred Securities                                                     38.0
Investment Companies                                                              3.1
Short-Term Investments                                                            2.2
Corporate Bonds                                                                   0.3


2006-2007 MONTHLY DISTRIBUTIONS PER SHARE
     (BAR CHART)

Jul                                                                              0.093
Aug                                                                              0.093
Sep                                                                              0.093
Oct                                                                              0.093
Nov                                                                              0.093
Dec                                                                              0.093
Jan                                                                              0.093
Feb                                                                              0.093
Mar                                                                              0.091
Apr                                                                              0.091
May                                                                              0.091
Jun                                                                              0.091

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (LINE GRAPH)

7/03/06                                                                           13.8
                                                                                 14.32
                                                                                 14.47
                                                                                 14.65
                                                                                 14.84
                                                                                 14.84
                                                                                 15.12
                                                                                 14.64
                                                                                 15.05
                                                                                 14.78
                                                                                 14.62
                                                                                 14.69
6/30/07                                                                          13.79


FUND SNAPSHOT

--------------------------------------------------------------------------------------
Common Share Price                                                              $13.79
--------------------------------------------------------------------------------------
Common Share
Net Asset Value                                                                 $13.77
--------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                        0.15%
--------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                     7.92%
--------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                        $1,649,801
--------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 9/24/02)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
6-Month (Cumulative)                                              -4.98%       -2.07%

-------------------------------------------------------------------------------------
1-Year                                                             9.42%        5.77%

-------------------------------------------------------------------------------------
Since
Inception                                                          7.19%        7.85%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Commercial Banks                                                                29.4%
-------------------------------------------------------------------------------------
Insurance                                                                       19.4%
-------------------------------------------------------------------------------------
Real Estate                                                                     13.7%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   9.0%
-------------------------------------------------------------------------------------
Capital Markets                                                                  8.6%
-------------------------------------------------------------------------------------
Thrifts and Mortgage                                                             3.4%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           2.2%
-------------------------------------------------------------------------------------
Other                                                                           14.3%
-------------------------------------------------------------------------------------


TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)

------------------------------------------------------------------------------------
Wachovia Corporation                                                            2.5%
------------------------------------------------------------------------------------
Aegon N.V.                                                                      2.3%
------------------------------------------------------------------------------------
Abbey National Capital Trust I                                                  1.9%
------------------------------------------------------------------------------------
HRPT Properties Trust, Series B                                                 1.9%
------------------------------------------------------------------------------------
EverestRe Group Limited                                                         1.8%
------------------------------------------------------------------------------------




1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

       JHP                             Nuveen Quality
       PERFORMANCE                     Preferred Income
       OVERVIEW                        Fund 3
                                              as of 6-30-07

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PIE CHART)

$25 Par (or similar) Preferred Securities                                        62.8
Capital Preferred Securities                                                     29.9
Investment Companies                                                              3.8
Short-Term Investments                                                            2.7
Corporate Bonds                                                                   0.8

2006-2007 MONTHLY DISTRIBUTIONS PER SHARE
     (GRAPH)

Jul                                                                             0.0910
Aug                                                                             0.0910
Sep                                                                             0.0910
Oct                                                                             0.0910
Nov                                                                             0.0910
Dec                                                                             0.0910
Jan                                                                             0.0910
Feb                                                                             0.0910
Mar                                                                             0.0885
Apr                                                                             0.0885
May                                                                             0.0885
Jun                                                                             0.0885

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (GRAPH)

7/03/06                                                                          13.03
                                                                                 14.08
                                                                                 14.73
                                                                                 14.76
                                                                                 14.52
                                                                                 14.86
                                                                                 14.92
                                                                                 14.62
                                                                                 14.68
                                                                                 14.51
                                                                                 14.29
                                                                                 14.33
6/30/07                                                                          13.35


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price                                                             $13.35
-------------------------------------------------------------------------------------
Common Share Net Asset Value                                                   $13.37
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -0.15%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                    7.96%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $316,615
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 12/18/02)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
6-Month (Cumulative)                                              -7.05%       -2.33%

-------------------------------------------------------------------------------------
1-Year                                                            10.94%        5.58%

-------------------------------------------------------------------------------------
Since
Inception                                                          5.93%        6.86%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Commercial Banks                                                                23.3%
-------------------------------------------------------------------------------------
Insurance                                                                       19.2%
-------------------------------------------------------------------------------------
Real Estate                                                                     13.7%
-------------------------------------------------------------------------------------
Capital Markets                                                                 13.5%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   9.2%
-------------------------------------------------------------------------------------
Investment Companies                                                             3.8%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           2.7%
-------------------------------------------------------------------------------------
Other                                                                           14.6%
-------------------------------------------------------------------------------------


TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)

------------------------------------------------------------------------------------
Deutsche Bank Capital Funding Trust II                                          2.9%
------------------------------------------------------------------------------------
ING Group N.V.                                                                  2.6%
------------------------------------------------------------------------------------
Aegon N.V.                                                                      2.0%
------------------------------------------------------------------------------------
First Union Capital Trust II, Series A                                          2.0%
------------------------------------------------------------------------------------
BAC Capital Trust XII                                                           2.0%
------------------------------------------------------------------------------------




1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

                      SHAREHOLDER MEETING REPORT
                      The shareholder meeting was held in the offices of Nuveen
                      Investments on April 4, 2007.

                                                                    JTP                                JPS
-----------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                          Common and                         Common and
                                                           Preferred       Preferred          Preferred       Preferred
                                                       shares voting   shares voting      shares voting   shares voting
                                                            together        together           together        together
                                                          as a class      as a class         as a class      as a class
-----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
    For                                                 59,572,484                --       108,304,392               --
    Withhold                                               582,630                --         1,992,907               --
-----------------------------------------------------------------------------------------------------------------------
    Total                                               60,155,114                --       110,297,299               --
-----------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown(1)
    For                                                 59,536,588                --       108,289,266               --
    Withhold                                               618,526                --         2,008,033               --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                60,155,114                --       110,297,299               --
-----------------------------------------------------------------------------------------------------------------------
Jack B. Evans
    For                                                 59,562,669                --       108,345,679               --
    Withhold                                               592,445                --         1,951,620               --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                60,155,114                --       110,297,299               --
-----------------------------------------------------------------------------------------------------------------------
William C. Hunter
    For                                                 59,573,846                --       108,323,110               --
    Withhold                                               581,268                --         1,974,189               --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                60,155,114                --       110,297,299               --
-----------------------------------------------------------------------------------------------------------------------
David J. Kundert
    For                                                 59,553,119                --       108,315,538               --
    Withhold                                               601,995                --         1,981,761               --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                60,155,114                --       110,297,299               --
-----------------------------------------------------------------------------------------------------------------------
William J. Schneider
    For                                                         --            16,101                --           28,228
    Withhold                                                    --                59                --              129
-----------------------------------------------------------------------------------------------------------------------
   Total                                                        --            16,160                --           28,357
-----------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger
    For                                                         --            16,101                --           28,236
    Withhold                                                    --                59                --              121
-----------------------------------------------------------------------------------------------------------------------
   Total                                                        --            16,160                --           28,357
-----------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale
    For                                                 59,550,921                --       108,301,768               --
    Withhold                                               604,193                --         1,995,531               --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                60,155,114                --       110,297,299               --
-----------------------------------------------------------------------------------------------------------------------
Carole E. Stone
    For                                                 59,511,431                --       108,316,828               --
    Withhold                                               643,683                --         1,980,471               --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                60,155,114                --       110,297,299               --
-----------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine(2)
    For                                                 59,568,105                --       108,321,519               --
    Withhold                                               587,009                --         1,975,780               --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                60,155,114                --       110,297,299               --
-----------------------------------------------------------------------------------------------------------------------

                                                                    JHP
-----------------------------------------------------  -----------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                          Common and
                                                           Preferred       Preferred
                                                       shares voting   shares voting
                                                            together        together
                                                          as a class      as a class
Robert P. Bremner
    For                                                 21,867,839                --
    Withhold                                               176,476                --
--------------------------------------------------------------------------------------------------
    Total                                               22,044,315                --
-----------------------------------------------------------------------------------------------------------------
Lawrence H. Brown(1)
    For                                                 21,856,464                --
    Withhold                                               187,851                --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                22,044,315                --
-----------------------------------------------------------------------------------------------------------------------
Jack B. Evans
    For                                                 21,873,922                --
    Withhold                                               170,393                --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                22,044,315                --
-----------------------------------------------------------------------------------------------------------------------
William C. Hunter
    For                                                 21,876,097                --
    Withhold                                               168,218                --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                22,044,315                --
-----------------------------------------------------------------------------------------------------------------------
David J. Kundert
    For                                                 21,873,669                --
    Withhold                                               170,646                --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                22,044,315                --
-----------------------------------------------------------------------------------------------------------------------
William J. Schneider
    For                                                         --             6,012
    Withhold                                                    --                23
-----------------------------------------------------------------------------------------------------------------------
   Total                                                        --             6,035
-----------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger
    For                                                         --             6,012
    Withhold                                                    --                23
-----------------------------------------------------------------------------------------------------------------------
   Total                                                        --             6,035
-----------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale
    For                                                 21,872,088                --
    Withhold                                               172,227                --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                22,044,315                --
-----------------------------------------------------------------------------------------------------------------------
Carole E. Stone
    For                                                 21,872,180                --
    Withhold                                               172,135                --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                22,044,315                --
-----------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine(2)
    For                                                 21,876,164                --
    Withhold                                               168,151                --
-----------------------------------------------------------------------------------------------------------------------
   Total                                                22,044,315                --
-----------------------------------------------------------------------------------------------------------------------

(1) Mr. Lawrence H. Brown retired from the Board of Trustees on July 1, 2007.
(2) Mr. Eugene S. Sunshine resigned from the Board of Trustees on July 31, 2007.

         JTP
          Nuveen Quality Preferred Income Fund
          Portfolio of INVESTMENTS
                                               as of 6-30-07 (Unaudited)

 SHARES     DESCRIPTION (1)                                                        COUPON      RATINGS (2)             VALUE
----------------------------------------------------------------------------------------------------------------------------
            $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 83.7% (55.4% OF TOTAL INVESTMENTS)
            CAPITAL MARKETS - 10.3%
   40,358   Bear Stearns Capital Trust III                                         7.800%           A2         $   1,023,479
  251,747   BNY Capital Trust V, Series F                                          5.950%          Aa3             5,845,565
  244,295   Compass Capital Trust III                                              7.350%           A3             6,112,261
    2,700   CSFB USA, Series 2002-10 (SATURNS)                                     7.000%          AA-                67,716
1,233,200   Deutsche Bank Capital Funding Trust II                                 6.550%          Aa3            30,339,800
    4,300   Goldman Sachs Capital I (CORTS)                                        6.000%           A1                99,158
   15,700   Goldman Sachs Capital I, Series A (CORTS)                              6.000%           A1               356,233
    7,000   Goldman Sachs Group Inc. (SATURNS)                                     5.750%          AA-               154,980
    1,100   Goldman Sachs Group Inc., Series 2003-06 (SATURNS)                     6.000%          AA-                25,190
   14,000   Goldman Sachs Group Inc., Series 2004-04 (SATURNS)                     6.000%           A1               321,860
   18,300   Goldman Sachs Group Inc., Series 2004-06 (SATURNS)                     6.000%           A1               424,560
   26,000   Goldman Sachs Group Inc., Series GSC-3 (PPLUS)                         6.000%           A1               591,760
    1,200   Goldman Sachs Group Inc., Series GSC-4 Class A (PPLUS)                 6.000%           A1                27,360
    5,800   Goldman Sachs Group Inc., Series GSG-1 (PPLUS)                         6.000%          AA-               131,834
    1,400   JP Morgan Chase Capital Trust XIX, Series S                            6.625%          Aa3                34,650
  108,549   Lehman Brothers Holdings Capital Trust III, Series K                   6.375%           A2             2,561,756
   85,000   Lehman Brothers Holdings Capital Trust IV, Series L                    6.375%           A2             2,028,950
   25,700   Lehman Brothers Holdings Capital Trust V, Series M                     6.000%           A2               584,675
   88,220   Lehman Brothers Holdings Capital Trust VI, Series N                    6.240%           A2             2,111,105
  135,800   Merrill Lynch Preferred Capital Trust III                              7.000%           A1             3,396,358
   94,500   Merrill Lynch Preferred Capital Trust IV                               7.120%           A1             2,369,115
  178,400   Merrill Lynch Preferred Capital Trust V                                7.280%           A1             4,495,680
    7,300   Morgan Stanley (PPLUS)                                                 7.050%          Aa3               184,398
  200,626   Morgan Stanley Capital Trust III                                       6.250%           A1             4,798,974
  167,669   Morgan Stanley Capital Trust IV                                        6.250%           A1             3,953,635
  515,305   Morgan Stanley Capital Trust VI                                        6.600%           A1            12,743,493
  144,324   Morgan Stanley Capital Trust VII                                       6.600%           A2             3,533,052
----------------------------------------------------------------------------------------------------------------------------
            Total Capital Markets                                                                                 88,317,597
            ----------------------------------------------------------------------------------------------------------------
            COMMERCIAL BANKS - 9.9%
  121,050   ABN AMRO Capital Fund Trust V                                          5.900%           A1             2,803,518
  105,400   ASBC Capital I                                                         7.625%           A3             2,649,756
    8,400   BAC Capital Trust X                                                    6.250%          Aa2               198,744
   50,479   Banco Santander, 144A                                                  6.800%           A+             1,258,820
   94,143   Banco Santander, 144A                                                  6.500%            A             2,309,450
  269,472   Banco Santander                                                        6.410%          Aa3             6,704,463
    7,100   BancorpSouth Capital Trust I                                           8.150%         Baa1               179,346
   84,500   Banesto Holdings, Series A, 144A                                      10.500%           A1             2,498,031
   64,300   Bank One Capital Trust VI                                              7.200%          Aa3             1,633,863
    8,517   Barclays Bank PLC, (3)                                                 6.625%          Aa3               217,609
   28,571   Chittenden Capital Trust I                                             8.000%           A3               716,061
  189,400   Citizens Funding Trust I                                               7.500%         Baa2             4,811,953
  116,800   Cobank ABC, 144A, (3)                                                  7.000%            A             5,795,032
   12,500   Fleet Capital Trust VIII                                               7.200%          Aa2               314,625
    4,400   HSBC Finance Corporation                                               6.875%          AA-               110,660
   59,115   KeyCorp Capital Trust IX                                               6.750%         Baa1             1,462,062
  859,600   National City Capital Trust II                                         6.625%           A3            21,167,650
  200,000   PFGI Capital Corporation                                               7.750%           A-             5,206,260
    6,350   PNC Capital Trust                                                      6.125%           A2               147,828
  224,762   Royal Bank of Scotland Group PLC, Series N                             6.350%           A1             5,439,240
   23,600   USB Capital Trust XI                                                   6.600%           A1               583,392
   33,480   VNB Capital Trust I                                                    7.750%           A3               843,361
   85,000   Wachovia Capital Trust IX                                              6.375%           A1             2,058,598
  238,800   Wells Fargo Capital Trust V                                            7.000%          Aa2             6,005,820
   18,525   Wells Fargo Capital Trust VII                                          5.850%          Aa2               433,300
  382,250   Zions Capital Trust B                                                  8.000%         BBB-             9,644,168
----------------------------------------------------------------------------------------------------------------------------
            Total Commercial Banks                                                                                85,193,610
            ----------------------------------------------------------------------------------------------------------------

         JTP
        Nuveen Quality Preferred Income Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

 SHARES     DESCRIPTION (1)                                                       COUPON      RATINGS (2)             VALUE
----------------------------------------------------------------------------------------------------------------------------
            COMPUTERS & PERIPHERALS - 0.0%
    3,100   IBM Inc., Trust Certificates, Series 2001-2                           7.100%            A+         $      77,500
    1,500   IBM Trust IV (CORTS)                                                  7.000%            A+                37,635
----------------------------------------------------------------------------------------------------------------------------
            Total Computers & Peripherals                                                                            115,135
            ----------------------------------------------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES - 10.4%
   42,600   Allied Capital Corporation                                            6.875%          BBB+             1,015,158
  599,640   BAC Capital Trust XII                                                 6.875%           Aa3            15,413,746
  350,130   Citigroup Capital Trust VIII                                          6.950%           Aa2             8,770,757
   15,900   Citigroup Capital XIV                                                 6.875%           Aa2               407,517
  417,950   Citigroup Capital XV                                                  6.500%           Aa3            10,292,019
   10,900   Citigroup Capital XVI                                                 6.450%           Aa2               265,851
  314,900   Deutsche Bank Capital Funding Trust VIII                              6.375%             A             7,823,313
    5,500   General Electric Capital Corporation                                  6.450%           AAA               139,068
    5,100   General Electric Capital Corporation                                  6.100%           AAA               123,267
    8,000   General Electric Capital Corporation                                  5.875%           AAA               188,880
1,015,058   ING Group N.V.                                                        7.200%            A1            25,528,708
  569,000   ING Group N.V.                                                        7.050%             A            14,270,520
   15,600   Merrill Lynch Capital Trust I                                         6.450%            A1               382,688
  126,685   Royal Bank of Scotland Group PLC, Series R                            6.125%            A1             2,996,100
   59,200   Royal Bank of Scotland Public Limited Company, Series 2006Q           6.750%            A1             1,501,904
----------------------------------------------------------------------------------------------------------------------------
            Total Diversified Financial Services                                                                  89,119,496
            ----------------------------------------------------------------------------------------------------------------
            DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
   90,400   AT&T Inc.                                                             7.000%             A             2,272,656
   99,000   AT&T Inc.                                                             6.375%             A             2,453,349
   13,300   BellSouth Capital Funding (CORTS)                                     7.100%             A               339,815
   74,635   BellSouth Corporation (CORTS)                                         7.000%             A             1,758,587
    2,200   Verizon Communications (CORTS)                                        7.625%             A                55,418
    9,000   Verizon Communications, Series 2004-1 (SATURNS)                       6.125%            A+               214,470
    1,100   Verizon Global Funding Corporation Trust III, Series III (CORTS)      6.250%             A                26,851
   23,900   Verizon New England Inc., Series B                                    7.000%            A3               601,324
----------------------------------------------------------------------------------------------------------------------------
            Total Diversified Telecommunication Services                                                           7,722,470
            ----------------------------------------------------------------------------------------------------------------
            ELECTRIC UTILITIES - 1.9%
   77,740   DTE Energy Trust I                                                    7.800%          Baa3             1,978,483
  109,205   Entergy Louisiana LLC                                                 7.600%            A-             2,732,309
    2,000   Entergy Mississippi Inc.                                              7.250%            A-                50,440
   78,400   FPL Group Capital Inc.                                                6.600%            A3             1,950,592
      400   Georgia Power Company                                                 5.750%             A                 9,220
   36,500   National Rural Utilities Cooperative Finance Corporation              6.100%            A3               847,530
   15,025   National Rural Utilities Cooperative Finance Corporation              5.950%            A3               347,679
  111,500   PPL Energy Supply LLC                                                 7.000%           BBB             2,860,677
   11,000   Southern Company Capital Trust VI                                     7.125%          BBB+               275,220
  191,400   Virginia Power Capital Trust                                          7.375%          Baa2             4,834,764
----------------------------------------------------------------------------------------------------------------------------
            Total Electric Utilities                                                                              15,886,914
            ----------------------------------------------------------------------------------------------------------------
            FOOD PRODUCTS - 0.4%
   29,900   Dairy Farmers of America Inc., 144A, (3)                              7.875%          BBB-             3,027,375
----------------------------------------------------------------------------------------------------------------------------
            HOUSEHOLD DURABLES - 1.1%
  372,382   Pulte Homes Inc.                                                      7.375%           BBB             9,169,907
----------------------------------------------------------------------------------------------------------------------------
            INSURANCE - 17.7%
  642,200   Ace Ltd., Series C                                                    7.800%          Baa2            16,369,678
   17,840   Aegon N.V.                                                            6.875%            A-               450,282
1,161,650   Aegon N.V., (3)                                                       6.375%            A-            28,297,793
    7,167   AMBAC Financial Group Inc.                                            5.950%            AA               163,909
   14,700   Arch Capital Group Limited, Series B                                  7.785%          Baa3               373,380
  513,512   Arch Capital Group Limited                                            8.000%          BBB-            13,094,556
  382,400   Berkley WR Corporation, Capital Trust II                              6.750%          BBB-             9,533,232
  216,000   Delphi Financial Group, Inc.                                          8.000%          BBB+             5,562,000
  170,000   Delphi Financial Group, Inc.                                          7.376%          BBB-             4,196,875
  466,600   EverestRe Capital Trust II                                            6.200%          Baa1            10,661,810
   89,800   EverestRe Group Limited                                               7.850%          Baa1             2,280,022
    6,500   Financial Security Assurance Holdings                                 6.875%            AA               161,850
    4,600   Financial Security Assurance Holdings                                 6.250%            AA               110,354
   34,500   Lincoln National Capital Trust VI                                     6.750%            A-               859,050
  265,320   Markel Corporation                                                    7.500%          BBB-             6,875,768
  296,700   PartnerRe Limited, Series C                                           6.750%          BBB+             7,298,820
   77,700   PartnerRe Limited, Series D                                           6.500%          BBB+             1,851,591

 SHARES     DESCRIPTION (1)                                            COUPON                  RATINGS (2)             VALUE
----------------------------------------------------------------------------------------------------------------------------
            INSURANCE (continued)
   80,600   PLC Capital Trust III                                      7.500%                     BBB+         $   2,039,583
  414,300   PLC Capital Trust IV                                       7.250%                     BBB+            10,353,357
    5,300   PLC Capital Trust V                                        6.125%                     BBB+               122,430
   19,300   Protective Life Corporation                                7.250%                      BBB               490,220
    8,100   Prudential Financial Inc. (CORTS)                          6.000%                       A+               188,730
  264,265   Prudential PLC                                             6.750%                        A             6,633,052
   65,100   RenaissanceRe Holdings Limited, Series B                   7.300%                      BBB             1,645,077
  284,402   RenaissanceRe Holdings Limited                             6.600%                      BBB             6,755,970
   11,200   Safeco Corporation, Series 2001-7 (SATURNS)                8.250%                     Baa2               280,392
    3,300   Safeco Corporation, Series 2002-5 (SATURNS)                8.250%                     Baa2                82,632
  445,854   XL Capital Ltd, Series A                                   8.000%                     Baa1            11,182,018
  156,900   XL Capital Ltd, Series B                                   7.625%                     Baa1             3,930,345
----------------------------------------------------------------------------------------------------------------------------
            Total Insurance                                                                                      151,844,776
            ----------------------------------------------------------------------------------------------------------------
            IT SERVICES - 0.1%
   31,500   Vertex Industries Inc. (PPLUS)                             7.625%                        A               793,328
----------------------------------------------------------------------------------------------------------------------------
            MEDIA - 5.7%
  127,800   CBS Corporation                                            7.250%                      BBB             3,209,058
  150,000   CBS Corporation                                            6.750%                      BBB             3,656,250
  124,800   Comcast Corporation                                        7.000%                     BBB+             3,159,000
  735,519   Comcast Corporation                                        7.000%                     BBB+            18,387,975
  828,932   Viacom Inc.                                                6.850%                      BBB            20,308,834
----------------------------------------------------------------------------------------------------------------------------
            Total Media                                                                                           48,721,117
            ----------------------------------------------------------------------------------------------------------------
            MULTI-UTILITIES - 0.2%
   98,100   Dominion CNG Capital Trust I                               7.800%                     Baa2             2,482,911
----------------------------------------------------------------------------------------------------------------------------
            OIL, GAS & CONSUMABLE FUELS - 1.9%
  532,332   Nexen Inc.                                                 7.350%                     Baa3            13,521,233
   98,200   TransCanada Pipeline                                       8.250%                       A3             2,454,018
----------------------------------------------------------------------------------------------------------------------------
            Total Oil, Gas & Consumable Fuels                                                                     15,975,251
            ----------------------------------------------------------------------------------------------------------------
            PHARMACEUTICALS - 0.1%
   20,400   Bristol-Myers Squibb Company (CORTS)                       6.250%                       A+               515,508
   13,800   Bristol-Myers Squibb Company Trust (CORTS)                 6.800%                       A+               349,278
----------------------------------------------------------------------------------------------------------------------------
            Total Pharmaceuticals                                                                                    864,786
            ----------------------------------------------------------------------------------------------------------------
            REAL ESTATE/MORTGAGE - 18.1%
   41,158   AMB Property Corporation, Series M                         6.750%                     Baa2             1,015,779
  196,300   AMB Property Corporation, Series P                         6.850%                     Baa2             4,901,375
   12,500   AvalonBay Communities, Inc., Series H                      8.700%                      BBB               324,750
  128,788   BRE Properties, Series B                                   8.080%                     BBB-             3,234,511
   47,300   Developers Diversified Realty Corporation, Series G        8.000%                     BBB-             1,196,217
  406,400   Developers Diversified Realty Corporation, Series H        7.375%                     BBB-            10,220,960
   29,600   Developers Diversified Realty Corporation                  7.500%                     BBB-               746,808
  155,700   Duke Realty Corporation, Series L                          6.600%                      BBB             3,769,497
   51,700   Duke Realty Corporation, Series N                          7.250%                      BBB             1,316,737
  157,779   Duke-Weeks Realty Corporation, Series B                    7.990%                      BBB             7,731,171
   25,800   Equity Residential Properties Trust, Series D              8.600%                      BBB               642,936
  279,400   First Industrial Realty Trust, Inc., Series J              7.250%                     BBB-             7,052,056
  989,210   HRPT Properties Trust, Series B                            8.750%                     BBB-            25,096,257
    3,600   Prologis Trust, Series F                                   6.750%                      BBB                89,244
  107,400   Prologis Trust, Series G                                   6.750%                      BBB             2,650,632
   57,770   PS Business Parks, Inc., Series I                          6.875%                     BBB-             1,381,858
  240,000   PS Business Parks, Inc., Series L                          7.600%                     BBB-             6,060,000
    1,000   PS Business Parks, Inc., Series O                          7.375%                     BBB-                25,469
  455,400   PS Business Parks, Inc.                                    7.000%                     BBB-            11,088,990
   64,800   Public Storage, Inc., Series C                             6.600%                     BBB+             1,550,664
    5,200   Public Storage, Inc., Series E                             6.750%                     BBB+               126,828
   59,400   Public Storage, Inc., Series F                             6.450%                     BBB+             1,381,050
  367,196   Public Storage, Inc., Series K                             7.250%                     BBB+             9,443,840
   95,200   Public Storage, Inc., Series M                             6.625%                     BBB+             2,276,470
  347,600   Public Storage, Inc., Series V                             7.500%                     BBB+             8,749,092
    2,071   Public Storage, Inc., Series X                             6.450%                     BBB+                49,269
  107,100   Public Storage, Inc., Series Y                             6.850%                     BBB+             2,654,077
    4,100   Public Storage, Inc.                                       7.125%                     BBB+               104,304
   17,100   Public Storage, Inc.                                       6.750%                     BBB+               419,164
  103,600   Realty Income Corporation, Series E                        6.750%                     BBB-             2,590,000

         JTP
        Nuveen Quality Preferred Income Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

 SHARES     DESCRIPTION (1)                                            COUPON                  RATINGS (2)             VALUE
----------------------------------------------------------------------------------------------------------------------------
            REAL ESTATE/MORTGAGE (continued)
   94,000   Realty Income Corporation                                  7.375%                     BBB-         $   2,392,300
   47,500   Regency Centers Corporation                                7.450%                     BBB-             1,193,675
   22,600   Regency Centers Corporation                                7.250%                     BBB-               566,130
  177,200   Simon Property Group, Inc., Series G                       7.890%                      BBB             8,863,544
  323,633   Vornado Realty Trust, Series G                             6.625%                     BBB-             7,663,629
   40,200   Vornado Realty Trust, Series H                             6.750%                     BBB-               976,056
   90,600   Vornado Realty Trust, Series I                             6.625%                     BBB-             2,156,280
  509,100   Wachovia Preferred Funding Corporation                     7.250%                       A2            13,547,151
    2,300   Weingarten Realty Trust, Series E                          6.950%                       A-                56,971
----------------------------------------------------------------------------------------------------------------------------
            Total Real Estate/Mortgage                                                                           155,305,741
            ----------------------------------------------------------------------------------------------------------------
            THRIFTS & MORTGAGE FINANCE - 4.5%
   13,400   Countrywide Capital Trust III (PPLUS)                      8.050%                     BBB+               346,591
  740,834   Countrywide Capital Trust IV                               6.750%                     BBB+            17,320,699
  769,555   Countrywide Capital Trust V                                7.000%                     BBB+            19,022,476
   60,800   Harris Preferred Capital Corporation, Series A             7.375%                       A1             1,531,552
----------------------------------------------------------------------------------------------------------------------------
            Total Thrifts & Mortgage Finance                                                                      38,221,318
            ----------------------------------------------------------------------------------------------------------------
            WIRELESS TELECOMMUNICATION SERVICES - 0.5%
  159,700   United States Cellular Corporation                         8.750%                       A-             4,078,738
----------------------------------------------------------------------------------------------------------------------------
            TOTAL $25 PAR (OR SIMILAR) PREFERRED SECURITIES (COST $723,569,689)                                  716,840,470
            ================================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                            COUPON      MATURITY    RATINGS (2)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 1.4% (0.9% OF TOTAL INVESTMENTS)
               COMMERCIAL BANKS - 1.1%
 $   8,600     Swedbank ForengingsSparbanken AB, 144A                     7.500%       9/27/49        Aa2         $   9,064,985
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 0.3%
     3,000     Progressive Corporation                                    6.700%       6/15/37         A2             2,986,956
-------------------------------------------------------------------------------------------------------------------------------
 $  11,600     TOTAL CORPORATE BONDS (COST $12,368,625)                                                              12,051,941
===============================================================================================================================
  PRINCIPAL
AMOUNT (000)/
     SHARES     DESCRIPTION (1)                                           COUPON       MATURITY    RATINGS (2)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 57.3% (37.9% OF TOTAL INVESTMENTS)
                CAPITAL MARKETS - 4.4%
      2,500     Bank of New York Capital I, Series B                       7.970%      12/31/26        Aa3         $   2,599,625
      2,250     C.A. Preferred Fund Trust II                               7.000%      10/30/49         A1             2,236,318
     11,250     C.A. Preferred Funding Trust                               7.000%       1/30/49         A1            11,168,156
     11,400     Dresdner Funding Trust I, 144A                             8.151%       6/30/31         A1            13,167,331
      1,900     MUFG Capital Finance 2                                     4.850%       7/25/56        BBB             2,413,465
      5,500     UBS Preferred Funding Trust I                              8.622%      10/29/49        Aa2             5,977,714
--------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                 37,562,609
                ----------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 33.8%
      6,000     AB Svensk Exportkredit, 144A                               6.375%      10/27/49        AA-             5,955,402
     20,750     Abbey National Capital Trust I                             8.963%       6/30/50         A+            26,339,074
     23,000     AgFirst Farm Credit Bank                                   8.393%      12/15/16         A-            24,996,998
      3,000     AgFirst Farm Credit Bank                                   7.300%      12/15/53         A-             2,997,048
      2,500     Bank One Capital III                                       8.750%       9/01/30        Aa3             3,186,838
      1,500     BanPonce Trust I, Series A                                 8.327%       2/01/27         A3             1,562,445
      7,200     Barclays Bank PLC, 144A                                    8.550%       6/15/49        Aa3             7,935,624
      9,400     BBVA International Preferred SA, Unipersonal               5.919%      10/18/49         A1             8,834,722
      7,500     Capital One Capital IV Corporation                         6.745%       2/17/37       Baa1             6,924,308
      2,000     CBG Florida REIT Corporation                               7.114%      11/15/49       Baa3             1,976,726
      3,000     Centura Capital Trust I, 144A                              8.845%       6/01/27         A2             3,138,978
      2,000     Corestates Capital Trust I, 144A                           8.000%      12/15/26         A+             2,071,506
      1,700     DBS Capital Funding Corporation, 144A                      7.657%       3/15/49        Aa3             1,813,269
     11,500     Den Norske Bank, 144A                                      7.729%       6/29/49        Aa3            12,245,235
      1,500     First Midwest Bancorp Inc.                                 6.950%      12/01/33       Baa1             1,531,383
     11,300     HBOS Capital Funding LP, Notes                             6.850%       3/23/49         A1            11,040,880
      8,800     HBOS PLC, 144A                                             6.413%       4/01/49         A1             8,262,373
      5,750     HSBC Capital Funding LP, 144A                              9.547%      12/31/49         A1             6,353,624
     17,150     HSBC Capital Funding LP, Debt                             10.176%       6/30/50         A1            24,070,231
      3,000     HT1 Funding, GmbH                                          6.352%       6/30/57         A-             4,126,280

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                                     COUPON    MATURITY    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)
     13,000     KBC Bank Fund Trust III, 144A                                       9.860%     5/02/50         A1      $  14,183,039
      2,000     KeyCorp Capital III                                                 7.750%     7/15/29         A3          2,275,714
      8,850     Lloyds TSB Bank PLC, Subordinated Note                              6.900%    11/22/49        Aa2          8,750,349
     12,000     Mizuho Financial Group                                              8.375%     4/27/49        Aa3         12,534,372
      7,755     Nordbanken AB, 144A                                                 8.950%    11/29/49        Aa3          8,275,043
      2,000     Popular North American Capital Trust I                              6.564%     9/15/34         A3          1,835,998
      4,600     RBS Capital Trust B                                                 6.800%    12/31/49         A1          4,509,072
     17,500     Reliance Capital Trust I, Series B                                  8.170%     5/01/28        N/R         18,458,685
      1,400     Republic New York Capital II, Capital Securities                    7.530%    12/04/26         A1          1,452,710
      9,400     Shinsei Finance II Cayman Limited, Perpetual Maturity, 144A         7.160%     7/25/49       Baa2          9,391,192
      5,000     Sparebanken Rogaland, Notes, 144A                                   6.443%     5/01/49         A2          4,887,975
      2,600     Standard Chartered PLC, 144A                                        6.409%     1/30/57       BBB+          2,483,738
      3,600     Standard Chartered PLC, 144A                                        7.014%     1/30/58       BBB+          3,463,423
      6,100     Swedbank ForeningsSparbanken AB, 144A                               9.000%     9/17/50        Aa3          6,571,414
      4,700     Unicredito Italiano Capital Trust, 144A                             9.200%     4/05/51         A1          5,193,505
        800     Union Bank of Norway                                                7.068%    11/19/49         A2          1,179,233
      4,000     Wachovia Capital Trust I, Capital Securities, 144A                  7.640%     1/15/27         A1          4,155,552
     14,900     Washington Mutual Preferred Funding Cayman, Series A-1, 144A        7.250%     3/15/49       Baa1         14,771,949
------------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                   289,735,907
                --------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 3.0%
      1,500     BNP Paribas Capital Trust, 144A                                     9.003%    12/29/49        Aa3          1,644,659
      3,500     Fulton Capital Trust I                                              6.290%     2/01/36         A3          3,314,784
      7,400     JPMorgan Chase Capital Trust XVIII                                  6.950%     8/17/36        Aa3          7,503,319
      4,686     MM Community Funding Trust I Limited                                8.030%     6/15/31        Aaa          5,131,225
      8,100     Old Mutual Capital Funding, Notes                                   8.000%     6/22/53       Baa2          8,302,500
------------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                      25,896,487
                --------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.5%
         11     Centaur Funding Corporation, Series B, 144A                         9.080%     4/21/20        BBB         12,635,156
------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 9.3%
      7,570     Ace Capital Trust II                                                9.700%     4/01/30       Baa1          9,816,791
      1,000     Allstate Corporation                                                6.125%     5/15/37         A2            965,167
      2,000     American General Capital II                                         8.500%     7/01/30        Aa3          2,494,104
     19,000     AXA SA, 144A                                                        6.463%    12/14/49       BBB+         17,697,170
      5,800     Great West Life and Annuity Insurance Company                       7.153%     5/16/46         A-          5,949,466
      7,500     MetLife Inc.                                                        6.400%    12/15/66       BBB+          6,969,593
      1,400     Nationwide Financial Services Capital Trust                         7.899%     3/01/37       Baa1          1,583,541
      6,500     Oil Insurance Limited, 144A                                         7.558%    12/30/49       Baa1          6,741,677
      2,000     Prudential PLC                                                      6.500%     6/29/49          A          1,901,722
     10,200     QBE Capital Funding Trust II, 144A                                  6.797%     6/01/49        BBB          9,977,589
     16,400     XL Capital, Limited                                                 6.500%    10/15/57        BBB         15,429,776
------------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                           79,526,596
                --------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.6%
      5,860     KN Capital Trust III                                                7.630%     4/15/28         B1          5,523,812
------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 2.8%
         19     Firstar Realty LLC, 144A                                            8.875%    12/31/50         Aa3        23,750,000
------------------------------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 0.8%
      7,600     Burlington Northern Santa Fe Funding Trust I                        6.613%    12/15/55         BBB         6,960,331
------------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 1.1%
      4,000     Caisse Nationale Des Caisses d'Epargne et de Prevoyance             6.750%     1/27/49          A+         3,888,760
        800     Onbank Capital Trust I                                              9.250%     2/01/27          A3           836,680
      4,600     Washington Mutual Preferred Funding Trust II                        6.665%     3/15/57        Baa1         4,398,893
------------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                           9,124,333
                --------------------------------------------------------------------------------------------------------------------
                TOTAL CAPITAL PREFERRED SECURITIES (COST $499,203,832)                                                   490,715,231
                ====================================================================================================================
     SHARES     DESCRIPTION (1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INVESTMENT COMPANIES - 5.1% (3.4% OF TOTAL INVESTMENTS)
    206,464     Blackrock Preferred and Corporate Income Strategies Fund                                               $   4,213,930
    518,748     Blackrock Preferred Income Strategies Fund                                                                10,094,836
     26,379     Blackrock Preferred Opportunity Trust                                                                        629,139

         JTP
        Nuveen Quality Preferred Income Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

   SHARES   DESCRIPTION (1)                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
  579,200   Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.                        $  11,827,264
  291,906   Flaherty and Crumrine/Claymore Total Return Fund Inc.                                           5,951,963
  492,869   John Hancock Preferred Income Fund III                                                         10,729,758
    6,079   John Hancock Preferred Income Fund II                                                             144,680
    6,643   John Hancock Preferred Income Fund                                                                157,971
---------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENT COMPANIES (COST $43,709,938)                                                  43,749,541
            =========================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                            COUPON      MATURITY                     VALUE
------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 3.6% (2.4% OF TOTAL INVESTMENTS)
 $  30,945     Repurchase Agreement with Fixed Income                     4.000%       7/02/07             $  30,944,584
                Clearing Corporation, dated 6/29/07,
                repurchase price $30,954,899, collateralized
                by $24,495,000 U.S. Treasury Bonds, 8.125%,
                due 5/15/21, value $31,567,931
 =========     ---------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $30,944,584)                                             $  30,944,584)
               ---------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS (COST $1,309,796,668) - 151.1%                                            1,294,301,767
               =========================================================================================================
               OTHER ASSETS LESS LIABILITIES - 0.3%                                                            2,003,507
               =========================================================================================================
               PREFERRED SHARES, AT LIQUIDATION VALUE - (51.4)%                                             (440,000,000)
               =========================================================================================================
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                               $ 856,305,274
               =========================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT JUNE 30, 2007:

                                              FUND                                      FIXED RATE                     UNREALIZED
                        NOTIONAL       PAY/RECEIVE       FLOATING RATE     FIXED RATE      PAYMENT   TERMINATION     APPRECIATION
   COUNTERPARTY           AMOUNT     FLOATING RATE               INDEX   (ANNUALIZED)    FREQUENCY          DATE   (DEPRECIATION)
   ------------------------------------------------------------------------------------------------------------------------------
   Citigroup Inc.   $110,000,000           Receive   1-Month USD-LIBOR          3.860%     Monthly      8/29/07    $     262,511
   Citigroup Inc.    110,000,000           Receive   1-Month USD-LIBOR          4.350      Monthly      8/29/09        2,004,599
   ------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $   2,267,110
   ==============================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007:

                                                                                          UNREALIZED
                                  CONTRACT   NUMBER OF     CONTRACT        VALUE AT     APPRECIATION
   TYPE                           POSITION   CONTRACTS   EXPIRATION   JUNE 30, 2007   (DEPRECIATION)
   -------------------------------------------------------------------------------------------------
   U.S. Treasury Bond                Long          647         9/07   $ 69,714,250    $    (899,589)
   U.S. 10-Year Treasury Notes       Long          187         9/07     19,766,484         (146,071)
   -------------------------------------------------------------------------------------------------
                                                                                      $  (1,045,660)
   =================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by
                 Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (3)      Investment is eligible for the Dividends Received Deduction.
        N/R      Not rated.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
      CORTS      Corporate Backed Trust Securities.
      PPLUS      PreferredPlus Trust.
    SATURNS      Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

         JPS
          Nuveen Quality Preferred Income Fund 2
          Portfolio of INVESTMENTS
                                               as of 6-30-07 (Unaudited)

  SHARES     DESCRIPTION (1)                                                             COUPON    RATINGS (2)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 82.9% (56.4% OF TOTAL INVESTMENTS)
             CAPITAL MARKETS - 5.7%
    68,324   Bear Stearns Capital Trust III                                              7.800%         A2      $     1,732,697
    19,200   BNY Capital Trust IV, Series E                                              6.875%        Aa3              481,152
    38,493   BNY Capital Trust V, Series F                                               5.950%        Aa3              893,807
   399,525   Compass Capital Trust III                                                   7.350%         A3            9,996,116
    28,800   CSFB USA, Series 2002-10 (SATURNS)                                          7.000%        AA-              722,304
   838,400   Deutsche Bank Capital Funding Trust II                                      6.550%        Aa3           20,626,736
     9,500   Goldman Sachs Capital I (CORTS)                                             6.000%         A1              219,070
     8,800   Goldman Sachs Capital I, Series A (CORTS)                                   6.000%         A1              199,672
     4,800   Goldman Sachs Group Inc. (SATURNS)                                          5.750%        AA-              106,272
     4,100   Goldman Sachs Group Inc., Series 2003-11 (SATURNS)                          5.625%        Aa3               89,913
    20,700   Goldman Sachs Group Inc., Series 2004-04 (SATURNS)                          6.000%         A1              475,893
     4,600   Goldman Sachs Group Inc., Series 2004-06 (SATURNS)                          6.000%         A1              106,720
     1,800   Goldman Sachs Group Inc., Series 2004-4 (CORTS)                             6.000%         A1               40,608
    16,500   Goldman Sachs Group Inc., Series GSC-3 (PPLUS)                              6.000%         A1              375,540
     7,900   Goldman Sachs Group Inc., Series GSC-4 Class A (PPLUS)                      6.000%         A1              180,120
    10,000   Goldman Sachs Group Inc., Series GSG-1 (PPLUS)                              6.000%        AA-              227,300
     7,300   Goldman Sachs Group Inc., Series GSG-2 (PPLUS)                              5.750%        AA-              162,790
   228,000   Lehman Brothers Holdings Capital Trust III, Series K                        6.375%         A2            5,380,800
   103,600   Lehman Brothers Holdings Capital Trust IV, Series L                         6.375%         A2            2,472,932
    56,200   Lehman Brothers Holdings Capital Trust V, Series M                          6.000%         A2            1,278,550
   219,500   Merrill Lynch Preferred Capital Trust III                                   7.000%         A1            5,489,695
   144,200   Merrill Lynch Preferred Capital Trust IV                                    7.120%         A1            3,615,094
   252,400   Merrill Lynch Preferred Capital Trust V                                     7.280%         A1            6,360,480
    55,800   Morgan Stanley (PPLUS)                                                      7.050%        Aa3            1,409,508
   408,864   Morgan Stanley Capital Trust III                                            6.250%         A1            9,780,027
   248,757   Morgan Stanley Capital Trust IV                                             6.250%         A1            5,865,690
     9,800   Morgan Stanley Capital Trust V                                              5.750%         A+              217,266
   498,200   Morgan Stanley Capital Trust VI                                             6.600%         A1           12,320,486
   124,897   Morgan Stanley Capital Trust VII                                            6.600%         A2            3,057,479
-------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                   93,884,717
             ------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 11.6%
   107,100   ABN AMRO Capital Fund Trust V                                               5.900%         A1            2,480,436
   160,760   ASBC Capital I                                                              7.625%         A3            4,041,506
     3,300   BAC Capital Trust V                                                         6.000%        Aa3               76,461
     3,000   BAC Capital Trust VIII                                                      6.000%        Aa2               69,210
   141,300   BAC Capital Trust X                                                         6.250%        Aa2            3,343,158
    21,695   Banco Santander, 144A                                                       6.800%         A+              541,019
    16,704   Banco Santander, 144A                                                       6.500%          A              409,771
   229,152   Banco Santander                                                             6.410%        Aa3            5,701,302
    17,900   BancorpSouth Capital Trust I                                                8.150%       Baa1              452,154
   731,000   Banesto Holdings, Series A, 144A                                           10.500%         A1           21,610,188
   204,700   Bank One Capital Trust VI                                                   7.200%        Aa3            5,201,427
    27,412   Barclays Bank PLC, (3)                                                      6.625%        Aa3              700,377
   605,600   Capital One Capital II Corporation                                          7.500%       Baa1           15,480,650
    17,352   Chittenden Capital Trust I                                                  8.000%         A3              434,885
   481,100   Citizens Funding Trust I                                                    7.500%       Baa2           12,222,971
   225,500   Cobank ABC, 144A, (3)                                                       7.000%          A           11,188,183
   374,795   HSBC Finance Corporation                                                    6.875%        AA-            9,426,094
    51,398   KeyCorp Capital Trust IX                                                    6.750%       Baa1            1,271,201
     1,300   Keycorp Capital VI                                                          6.125%         A3               30,199
    60,162   KeyCorp Capital VIII                                                        7.000%         A3            1,517,213
 1,060,500   National City Capital Trust II                                              6.625%         A3           26,114,813
     1,800   National Westminster Bank PLC                                               7.760%        Aa3               46,350
   289,600   PFGI Capital Corporation                                                    7.750%         A-            7,538,664
     4,100   PNC Capital Trust                                                           6.125%         A2               95,448
   598,076   Royal Bank of Scotland Group PLC,                                           6.350%         A1           14,473,439
              Series N
   189,800   Royal Bank of Scotland Group PLC                                            6.600%        Aa3            4,697,550
     2,500   SunAmerica CORTS                                                            6.700%         AA               62,700
     1,400   USB Capital Trust VI                                                        5.750%        Aa3               30,926
     7,900   USB Capital Trust VII                                                       5.875%        Aa3              178,461

         JPS
        Nuveen Quality Preferred Income Fund 2 (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

  SHARES     DESCRIPTION (1)                                           COUPON    RATINGS (2)               VALUE
----------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS (continued)
   522,050   USB Capital Trust XI                                       6.600%        A1         $    12,905,076
    83,070   VNB Capital Trust I                                        7.750%        A3               2,092,533
     9,715   Wachovia Capital Trust IX                                  6.375%        A1                 235,286
   179,416   Wachovia Trust IV                                          6.375%        A1               4,292,079
   309,000   Wells Fargo Capital Trust V                                7.000%       Aa2               7,771,350
    34,481   Wells Fargo Capital Trust VII                              5.850%       Aa2                 806,511
   578,650   Zions Capital Trust B                                      8.000%      BBB-              14,599,340
----------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                  192,138,931
             ---------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.0%
     7,100   IBM Corporation, Class A (CORTS)                           5.625%        A+                 156,910
    11,700   IBM Inc., Trust Certificates, Series 2001-2                7.100%        A+                 292,500
     1,200   IBM Trust VI (CORTS)                                       6.375%        A+                  29,520
----------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                               478,930
             ---------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.0%
    13,620   SLM Corporation                                            6.000%        A2                 265,590
----------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 10.4%
   493,960   BAC Capital Trust XII                                      6.875%       Aa3              12,697,242
   586,725   Citigroup Capital Trust VIII                               6.950%       Aa2              14,697,461
     8,800   Citigroup Capital Trust XI                                 6.000%       Aa2                 203,368
   188,975   Citigroup Capital XIV                                      6.875%       Aa2               4,843,429
   847,588   Citigroup Capital XV                                       6.500%       Aa3              20,871,855
    29,000   Citigroup Capital XVI                                      6.450%       Aa2                 707,310
    29,400   Citigroup Capital XVII                                     6.350%       Aa2                 709,275
 1,264,700   Deutsche Bank Capital Funding Trust VIII                   6.375%         A              31,419,954
   145,762   General Electric Capital Corporation                       6.450%       AAA               3,685,592
     4,500   General Electric Capital Corporation                       6.100%       AAA                 108,765
 1,523,600   ING Group N.V.                                             7.200%        A1              38,318,540
 1,445,555   ING Group N.V.                                             7.050%         A              36,254,519
     2,700   ING Group N.V.                                             6.200%        A1                  64,125
     3,400   JP Morgan Chase Capital Trust XII                          6.250%       Aa3                  81,396
     4,300   JPMorgan Chase Capital Trust XIV                           6.200%       Aa3                 102,297
   251,100   Merrill Lynch Capital Trust I                              6.450%        A1               6,159,809
----------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                    170,924,937
             ---------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
   116,899   AT&T Inc.                                                  7.000%         A               2,938,841
    87,100   AT&T Inc.                                                  6.375%         A               2,158,451
    17,500   BellSouth Capital Funding (CORTS)                          7.100%         A                 447,125
    43,200   BellSouth Corporation (CORTS)                              7.000%         A               1,017,900
    28,800   Verizon Communications (CORTS)                             7.625%         A                 725,472
     7,700   Verizon Communications (CORTS)                             7.375%         A                 194,040
    74,200   Verizon Global Funding Corporation (SATURNS)               7.500%         A               1,863,162
    22,100   Verizon New England Inc., Series B                         7.000%        A3                 556,036
----------------------------------------------------------------------------------------------------------------
             Total Diversified                                                                         9,901,027
              Telecommunication Services
             ---------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 3.3%
    27,400   DTE Energy Trust I                                         7.800%      Baa3                 697,330
     4,200   Entergy Arkansas Inc.                                      6.700%       AAA                 104,496
    57,650   Entergy Louisiana LLC                                      7.600%        A-               1,442,403
 1,299,100   Entergy Mississippi Inc.                                   7.250%        A-              32,763,302
   108,392   FPL Group Capital Inc.                                     6.600%        A3               2,696,793
     7,700   National Rural Utilities Cooperative Finance Corporation   6.100%        A3                 178,794
    25,600   National Rural Utilities Cooperative Finance Corporation   5.950%        A3                 592,384
   336,800   PPL Energy Supply LLC                                      7.000%       BBB               8,641,042
   265,500   Virginia Power Capital Trust                               7.375%      Baa2               6,706,530
----------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                 53,823,074
             ---------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.3%
    56,900   Dairy Farmers of America Inc., 144A, (3)                   7.875%      BBB-               5,761,125
----------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.7%
   489,240   Pulte Homes Inc.                                           7.375%       BBB              12,047,535
----------------------------------------------------------------------------------------------------------------
             INSURANCE - 19.1%
 1,214,900   Ace Ltd., Series C                                         7.800%      Baa2              30,967,801
    73,618   Aegon N.V.                                                 6.875%        A-               1,858,118

  SHARES     DESCRIPTION (1)                                         COUPON      RATINGS (2)               VALUE
----------------------------------------------------------------------------------------------------------------
             INSURANCE (continued)
 2,334,600   Aegon N.V., (3)                                         6.375%           A-         $    56,870,855
    20,933   AMBAC Financial Group Inc.                              5.950%           AA                 478,738
     8,700   Arch Capital Group Limited, Series B                    7.785%         Baa3                 220,980
   989,383   Arch Capital Group Limited                              8.000%         BBB-              25,229,267
   711,146   Berkley WR Corporation, Capital Trust II                6.750%         BBB-              17,728,870
   479,357   Delphi Financial Group, Inc.                            8.000%         BBB+              12,343,443
   392,300   Delphi Financial Group, Inc.                            7.376%         BBB-               9,684,906
 1,702,521   EverestRe Group Limited                                 7.850%         Baa1              43,227,007
    65,000   Financial Security Assurance Holdings                   6.875%           AA               1,618,500
   709,500   Financial Security Assurance Holdings                   6.250%           AA              17,020,905
    54,300   Lincoln National Capital Trust VI                       6.750%           A-               1,352,070
    13,400   Lincoln National Corporation                            6.750%           A-                 337,546
   531,300   Markel Corporation                                      7.500%         BBB-              13,768,640
   651,620   PartnerRe Limited, Series C                             6.750%         BBB+              16,029,852
    27,400   PartnerRe Limited, Series D                             6.500%         BBB+                 652,942
   109,000   PLC Capital Trust III                                   7.500%         BBB+               2,758,245
   455,740   PLC Capital Trust IV                                    7.250%         BBB+              11,388,943
    22,200   PLC Capital Trust V                                     6.125%         BBB+                 512,820
   122,700   Protective Life Corporation                             7.250%          BBB               3,116,580
     7,000   Prudential Financial Inc. (CORTS)                       6.000%           A+                 163,100
   223,300   Prudential PLC                                          6.750%            A               5,604,830
   145,800   RenaissanceRe Holdings Limited, Series B                7.300%          BBB               3,684,366
     3,000   RenaissanceRe Holdings Limited, Series C                6.080%         BBB+                  65,550
   305,400   RenaissanceRe Holdings Limited                          6.600%          BBB               7,254,777
    24,500   Safeco Capital Trust I (CORTS)                          8.750%         Baa2                 711,480
     3,900   Safeco Capital Trust IV (CORTS)                         8.375%         Baa2                 108,615
     2,600   Safeco Corporation, Series 2001-7 (SATURNS)             8.250%         Baa2                  65,091
     8,500   Safeco Corporation, Series 2002-5 (SATURNS)             8.250%         Baa2                 212,840
   572,200   XL Capital Ltd, Series A                                8.000%         Baa1              14,350,776
   607,817   XL Capital Ltd, Series B                                7.625%         Baa1              15,225,816
----------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                         314,614,269
             ---------------------------------------------------------------------------------------------------
             IT SERVICES - 0.0%
    16,500   Vertex Industries Inc. (PPLUS)                          7.625%            A                 415,553
----------------------------------------------------------------------------------------------------------------
             MEDIA - 4.7%
   178,000   CBS Corporation                                         7.250%          BBB               4,469,580
   685,300   CBS Corporation                                         6.750%          BBB              16,704,188
       100   Comcast Corporation                                     7.000%         BBB+                   2,531
 1,364,614   Comcast Corporation                                     7.000%         BBB+              34,115,350
   908,740   Viacom Inc.                                             6.850%          BBB              22,264,130
     3,500   Walt Disney Company (CORTS)                             6.875%           A2                  89,250
----------------------------------------------------------------------------------------------------------------
             Total Media                                                                              77,645,029
             ---------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 0.3%
   119,400   Dominion CNG Capital Trust I                            7.800%         Baa2               3,022,014
----------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 1.6%
   908,811   Nexen Inc.                                              7.350%         Baa3              23,083,799
   145,800   TransCanada Pipeline                                    8.250%           A3               3,643,542
----------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                        26,727,341
             ---------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.0%
     7,600   Bristol-Myers Squibb Company (CORTS)                    6.250%           A+                 192,052
     7,500   Bristol-Myers Squibb Company Trust (CORTS)              6.800%           A+                 189,825
----------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                       381,877
             ---------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE - 20.1%
    40,000   AMB Property Corporation, Series O                      7.000%         Baa2               1,018,000
   201,379   AMB Property Corporation, Series P                      6.850%         Baa2               5,028,192
    95,400   AvalonBay Communities, Inc., Series H                   8.700%          BBB               2,478,492
    16,400   BRE Properties, Series B                                8.080%         BBB-                 411,886
   105,805   BRE Properties, Series C                                6.750%         BBB-               2,555,191
    30,335   BRE Properties, Series D                                6.750%         BBB-                 734,714
   639,813   Developers Diversified Realty Corporation, Series G     8.000%         BBB-              16,180,871
   187,823   Developers Diversified Realty Corporation, Series H     7.375%         BBB-               4,723,748
    40,467   Developers Diversified Realty Corporation               7.500%         BBB-               1,020,982
   298,900   Duke Realty Corporation, Series L                       6.600%          BBB               7,236,369
     2,200   Duke Realty Corporation, Series N                       7.250%          BBB                  56,031

         JPS
        Nuveen Quality Preferred Income Fund 2 (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

  SHARES     DESCRIPTION (1)                                 COUPON              RATINGS (2)               VALUE
----------------------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE (continued)
   220,650   Duke-Weeks Realty Corporation, Series B         7.990%                  BBB         $    10,811,850
   151,846   Duke-Weeks Realty Corporation                   6.950%                  BBB               3,834,112
     5,600   Duke-Weeks Realty Corporation                   6.625%                  BBB                 134,624
    66,850   Equity Residential Properties Trust, Series D   8.600%                  BBB               1,665,902
   279,000   First Industrial Realty Trust, Inc., Series J   7.250%                 BBB-               7,041,960
              Inc., Series J
 1,828,225   HRPT Properties Trust, Series B                 8.750%                 BBB-              46,382,067
    71,980   HRPT Properties Trust, Series C                 7.125%                 BBB-               1,812,456
   175,900   Kimco Realty Corporation, Series F              6.650%                 BBB+               4,311,309
     1,300   Prologis Trust, Series F                        6.750%                  BBB                  32,227
    95,328   Prologis Trust, Series G                        6.750%                  BBB               2,352,695
   108,300   PS Business Parks, Inc., Series I               6.875%                 BBB-               2,590,536
   110,700   PS Business Parks, Inc., Series K               7.950%                 BBB-               2,916,945
   401,000   PS Business Parks, Inc., Series L               7.600%                 BBB-              10,125,250
     5,500   PS Business Parks, Inc., Series O               7.375%                 BBB-                 140,078
   774,970   PS Business Parks, Inc.                         7.000%                 BBB-              18,870,520
     8,200   PS Business Parks, Inc.                         6.700%                 BBB-                 192,864
   234,300   Public Storage, Inc., Series C                  6.600%                 BBB+               5,606,799
    38,600   Public Storage, Inc., Series E                  6.750%                 BBB+                 941,454
    72,566   Public Storage, Inc., Series F                  6.450%                 BBB+               1,687,160
    11,230   Public Storage, Inc., Series H                  6.950%                 BBB+                 280,076
   401,300   Public Storage, Inc., Series I                  7.250%                 BBB+              10,253,215
   381,020   Public Storage, Inc., Series K                  7.250%                 BBB+               9,799,377
   706,070   Public Storage, Inc., Series M                  6.625%                 BBB+              16,883,899
   148,000   Public Storage, Inc., Series V                  7.500%                 BBB+               3,725,160
    67,600   Public Storage, Inc., Series Y                  6.850%                 BBB+               1,675,216
     7,500   Public Storage, Inc.                            7.125%                 BBB+                 190,800
    41,400   Public Storage, Inc.                            6.750%                 BBB+               1,014,818
   466,397   Realty Income Corporation, Series E             6.750%                 BBB-              11,659,925
   165,900   Realty Income Corporation                       7.375%                 BBB-               4,222,155
   325,223   Regency Centers Corporation                     7.450%                 BBB-               8,172,854
   245,800   Regency Centers Corporation                     7.250%                 BBB-               6,157,290
   326,041   Simon Property Group, Inc., Series G            7.890%                  BBB              16,308,571
    24,100   Vornado Realty Trust, Series F                  6.750%                 BBB-                 592,137
   213,940   Vornado Realty Trust, Series G                  6.625%                 BBB-               5,066,099
   122,800   Vornado Realty Trust, Series H                  6.750%                 BBB-               2,981,584
   220,250   Vornado Realty Trust, Series I                  6.625%                 BBB-               5,241,950
 2,296,200   Wachovia Preferred Funding Corporation          7.250%                   A2              61,101,881
   158,600   Weingarten Realty Trust, Series E               6.950%                   A-               3,928,522
----------------------------------------------------------------------------------------------------------------
             Total Real Estate/Mortgage                                                              332,150,813
             ---------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 3.0%
   971,765   Countrywide Capital Trust IV                    6.750%                 BBB+              22,719,866
 1,072,275   Countrywide Capital Trust V                     7.000%                 BBB+              26,505,351
    17,700   Harris Preferred Capital                        7.375%                   A1                 445,863
              Corporation, Series A
----------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                         49,671,080
             ---------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 1.5%
   939,840   United States Cellular Corporation              8.750%                   A-              24,003,514
----------------------------------------------------------------------------------------------------------------
             TOTAL $25 PAR (OR SIMILAR) PREFERRED SECURITIES (COST $1,376,210,189)                 1,367,857,356
             ===================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                 COUPON      MATURITY    RATINGS (2)               VALUE
----------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 0.5% (0.3% OF TOTAL INVESTMENTS)
               COMMERCIAL BANKS - 0.5%
 $    5,000    Credit Agricole SA                              6.637%      5/29/49         Aa3         $     4,869,000
      4,400    Swedbank ForengingsSparbanken AB, 144A          7.500%      9/27/49         Aa2               4,637,899
                144A
----------------------------------------------------------------------------------------------------------------------
      9,400    Total Commercial Banks                                                                        9,506,899
----------------------------------------------------------------------------------------------------------------------
 $    9,400    TOTAL CORPORATE BONDS (COST $9,697,716)                                                       9,506,899
======================================================================================================================
   PRINCIPAL
AMOUNT (000)/
      SHARES    DESCRIPTION (1)                                COUPON       MATURITY    RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 56.0% (38.0% OF TOTAL INVESTMENTS)
                CAPITAL MARKETS - 6.9%
      1,465     Bank of New York Capital I, Series              7.970%      12/31/26        Aa3         $     1,523,380
                 B
      5,000     C.A. Preferred Fund Trust II                    7.000%      10/30/49         A1               4,969,595

    PRINCIPAL
AMOUNT (000)/
       SHARES DESCRIPTION (1)                                             COUPON     MATURITY    RATINGS (2)               VALUE
--------------------------------------------------------------------------------------------------------------------------------
              CAPITAL MARKETS (continued)
     18,600   C.A. Preferred Funding Trust                                  7.000%     1/30/49        A1         $    18,464,685
     21,190   Dresdner Funding Trust I, 144A                                8.151%     6/30/31        A1              24,475,065
      5,050   First Hawaiian Capital Trust I, Series B                      8.343%     7/01/27        A-               5,270,064
     17,095   First Union Capital Trust II, Series A                        7.950%    11/15/29        A1              20,088,864
     10,000   Mizuho JGB Investment                                         9.870%     6/30/48        A1              10,397,650
      3,600   MUFG Capital Finance 2                                        4.850%     7/25/56       BBB               4,572,880
      3,240   State Street Institutional Capital Trust, 144A                7.940%    12/30/26        A1               3,374,907
     19,800   UBS Preferred Funding Trust I                                 8.622%    10/29/49       Aa2              21,519,769
--------------------------------------------------------------------------------------------------------------------------------
              Total Capital Markets                                                                                  114,656,859
              ------------------------------------------------------------------------------------------------------------------
              COMMERCIAL BANKS - 31.2%
     10,000   AB Svensk Exportkredit, 144A                                  6.375%    10/27/49       AA-               9,925,670
     37,250   Abbey National Capital Trust I                                8.963%     6/30/50        A+              47,283,398
     29,000   AgFirst Farm Credit Bank                                      8.393%    12/15/16        A-              31,517,954
      7,100   AgFirst Farm Credit Bank                                      7.300%    12/15/53        A-               7,093,014
      6,500   Bank One Capital III                                          8.750%     9/01/30       Aa3               8,285,778
      5,000   BanPonce Trust I, Series A                                    8.327%     2/01/27        A3               5,208,150
     36,000   Barclays Bank PLC, 144A                                       8.550%     6/15/49       Aa3              39,678,120
     10,800   BBVA International Preferred SA, Unipersonal                  5.919%    10/18/49        A1              10,150,531
      6,920   Capital One Capital IV Corporation                            6.745%     2/17/37      Baa1               6,388,828
     15,000   CBG Florida REIT Corporation                                  7.114%    11/15/49      Baa3              14,825,445
      2,000   Corestates Capital Trust I, 144A                              8.000%    12/15/26        A+               2,071,506
      3,700   DBS Capital Funding Corporation, 144A                         7.657%     3/15/49       Aa3               3,946,527
     11,700   Den Norske Bank, 144A                                         7.729%     6/29/49       Aa3              12,458,195
      1,500   First Empire Capital Trust I                                  8.234%     2/01/27        A3               1,563,530
      1,500   First Midwest Bancorp Inc.                                    6.950%    12/01/33      Baa1               1,531,383
     16,310   HBOS Capital Funding LP, Notes                                6.850%     3/23/49        A1              15,935,995
     14,200   HBOS PLC, 144A                                                6.413%     4/01/49        A1              13,332,465
      2,400   HSBC Capital Funding LP, 144A                                 9.547%    12/31/49        A1               2,651,947
      6,250   HSBC Capital Funding LP, Debt                                10.176%     6/30/50        A1               8,771,950
      6,000   HT1 Funding, GmbH                                             6.352%     6/30/57        A-               8,252,559
     32,000   KBC Bank Fund Trust III, 144A                                 9.860%     5/02/50        A1              34,912,096
      8,000   KeyCorp Capital III                                           7.750%     7/15/29        A3               9,102,856
     13,500   Lloyds TSB Bank PLC, Subordinated Note                        6.900%    11/22/49       Aa2              13,347,990
     14,000   Mizuho Financial Group                                        8.375%     4/27/49       Aa3              14,623,434
     14,000   Nordbanken AB, 144A                                           8.950%    11/29/49       Aa3              14,938,826
      8,000   North Fork Capital Trust II                                   8.000%    12/15/27      Baa1               8,370,264
      7,000   Northgroup Preferred Capital Corporation, 144A                6.378%    10/15/57        A1               6,809,572
      2,000   Popular North American Capital Trust I                        6.564%     9/15/34        A3               1,835,998
      3,400   RBS Capital Trust B                                           6.800%    12/31/49        A1               3,332,792
      8,000   Reliance Capital Trust I, Series B                            8.170%     5/01/28       N/R               8,438,256
        500   Republic New York Capital II, Capital Securities              7.530%    12/04/26        A1                 518,825
     17,500   Royal Bank of Scotland Group PLC                              9.118%     3/31/49       Aa3              19,036,833
     22,700   Shinsei Finance II Cayman Limited, Perpetual Maturity, 144A   7.160%     7/25/49      Baa2              22,678,730
      5,000   Sparebanken Rogaland, Notes, 144A                             6.443%     5/01/49        A2               4,887,975
      6,900   Standard Chartered PLC, 144A                                  7.014%     1/30/58      BBB+               6,638,228
      5,000   Suntrust Capital VIII                                         6.100%    12/01/66        A1               4,593,625
     13,600   Swedbank ForeningsSparbanken AB, 144A                         9.000%     9/17/50       Aa3              14,651,022
      9,000   Unicredito Italiano Capital Trust, 144A                       9.200%     4/05/51        A1               9,945,009
      1,500   Union Bank of Norway                                          7.068%    11/19/49        A2               2,211,062
         --   Union Planters Preferred Fund, 144A                           7.750%     7/15/53        A2              25,612,500
     38,200   Washington Mutual Preferred                                   7.250%     3/15/49      Baa1              37,871,709
              Funding Cayman, Series A-1, 144A
--------------------------------------------------------------------------------------------------------------------------------
              Total Commercial Banks                                                                                 515,230,547
              ------------------------------------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES - 2.9%
      1,000   BNP Paribas Capital Trust, 144A                               9.003%    12/29/49       Aa3               1,096,439
      6,800   Fulton Capital Trust I                                        6.290%     2/01/36        A3               6,440,151
     15,300   JPMorgan Chase Capital Trust XVIII                            6.950%     8/17/36       Aa3              15,513,619
      4,594   MM Community Funding Trust I Limited                          8.030%     6/15/31       Aaa               5,030,613
     19,300   Old Mutual Capital Funding, Notes                             8.000%     6/22/53      Baa2              19,782,500
--------------------------------------------------------------------------------------------------------------------------------
              Total Diversified Financial Services                                                                    47,863,322
              ------------------------------------------------------------------------------------------------------------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 2.1%
         30   Centaur Funding Corporation, Series B, 144A                  9.080%      4/21/20       BBB              33,974,531
--------------------------------------------------------------------------------------------------------------------------------

         JPS
        Nuveen Quality Preferred Income Fund 2 (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                            COUPON  MATURITY  RATINGS (2)          VALUE
-----------------------------------------------------------------------------------------------------------------------
                INSURANCE - 9.4%
     14,280     Ace Capital Trust II                                       9.700%   4/01/30      Baa1   $    18,518,333
      2,000     Allstate Corporation                                       6.125%   5/15/37        A2         1,930,334
     28,000     American General Institutional Capital, 144A               8.125%   3/15/46       Aa3        33,904,080
     12,900     AXA SA, 144A                                               6.463%  12/14/49      BBB+        12,015,447
     10,700     AXA-UAP                                                    8.600%  12/15/30        A-        13,074,630
      9,600     Great West Life and Annuity Insurance Company              7.153%   5/16/46        A-         9,847,392
     11,800     MetLife Inc.                                               6.400%  12/15/66      BBB+        10,965,492
      1,200     Nationwide Financial Services Capital Trust                7.899%   3/01/37      Baa1         1,357,321
     12,300     Oil Insurance Limited, 144A                                7.558%  12/30/49      Baa1        12,757,326
      5,850     Prudential PLC                                             6.500%   6/29/49         A         5,562,537
     15,100     QBE Capital Funding Trust II, 144A                         6.797%   6/01/49       BBB        14,770,745
     21,600     XL Capital, Limited                                        6.500%  10/15/57       BBB        20,322,144
-----------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                             155,025,781
                -------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.7%
     10,750     KN Capital Trust III                                       7.630%  4/15/28         B1        10,133,273
-----------------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 0.8%
     14,400     Burlington Northern Santa Fe Funding Trust I               6.613%  12/15/55       BBB        13,187,995
-----------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 2.0%
      1,000     Caisse Nationale Des Caisses d'Epargne et de Prevoyance    6.750%  1/27/49         A+           972,190
     12,811     Countrywide Capital Trust III, Series B                    8.050%  6/15/27       BBB+        13,729,805
      1,300     MM Community Funding Trust I Limited                       9.480%  6/15/31       Baa2         1,452,750
     18,100     Washington Mutual Preferred Funding Trust II               6.665%  3/15/57       Baa1        17,308,686
-----------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                             33,463,431
                -------------------------------------------------------------------------------------------------------
                TOTAL CAPITAL PREFERRED SECURITIES (COST $942,329,613)                                      923,535,739
                =======================================================================================================
     SHARES     DESCRIPTION (1)                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------------
                INVESTMENT COMPANIES - 4.5% (3.1% OF TOTAL INVESTMENTS)
    306,317     Blackrock Preferred and Corporate Income Strategies Fund                                $     6,251,930
    967,880     Blackrock Preferred Income Strategies Fund                                                   18,834,945
     76,677     Blackrock Preferred Opportunity Trust                                                         1,828,746
  1,035,253     Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.                         21,139,866
    291,898     Flaherty and Crumrine/Claymore Total Return Fund Inc.                                         5,951,800
    884,701     John Hancock Preferred Income Fund III                                                       19,259,941
     19,819     John Hancock Preferred Income Fund II                                                           471,692
     12,653     John Hancock Preferred Income Fund                                                              300,888
-----------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENT COMPANIES (COST $73,866,605)                                                74,039,808
                =======================================================================================================
  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                               COUPON        MATURITY                            VALUE
-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 3.2% (2.2% OF TOTAL INVESTMENTS)
 $   52,361     Repurchase Agreement with Fixed                 4.000%      7/02/07                     $    52,361,165
                 Income Clearing Corporation,
                 dated 6/29/07, repurchase price
                 $52,378,619, collateralized by
                 $39,130,000 U.S. Treasury Bonds,
                 8.750%, due 8/15/20, value
                 $53,412,450
 ==========     -------------------------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS (COST $52,361,165)                                              52,361,165
                =======================================================================================================
                TOTAL INVESTMENTS (COST $2,454,465,288) - 147.1%                                          2,427,300,967
                =======================================================================================================
                OTHER ASSETS LESS LIABILITIES - 1.4%                                                         22,500,262
                =======================================================================================================
                PREFERRED SHARES, AT LIQUIDATION VALUE - (48.5)%                                           (800,000,000)
                =======================================================================================================
                NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                           $ 1,649,801,229
                =======================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT JUNE 30, 2007:

                                           FUND                                      FIXED RATE                     UNREALIZED
                       NOTIONAL     PAY/RECEIVE       FLOATING RATE     FIXED RATE      PAYMENT   TERMINATION     APPRECIATION
   COUNTERPARTY          AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)    FREQUENCY          DATE   (DEPRECIATION)
   ---------------------------------------------------------------------------------------------------------------------------
   Citigroup Inc.  $200,000,000         Receive   1-Month USD-LIBOR          3.375%     Monthly      11/06/07   $   1,642,571
   Citigroup Inc.   200,000,000         Receive   1-Month USD-LIBOR          3.910      Monthly      11/06/09       6,124,643
   ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                $   7,749,214
   ===========================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007:

                                                                                          UNREALIZED
                                  CONTRACT   NUMBER OF     CONTRACT        VALUE AT     APPRECIATION
   TYPE                           POSITION   CONTRACTS   EXPIRATION   JUNE 30, 2007   (DEPRECIATION)
   -------------------------------------------------------------------------------------------------
   U.S. Treasury Bond                Long        1,271         9/07   $136,950,250    $  (1,767,331)
   U.S. 10-Year Treasury Notes       Long          294         9/07     31,076,719         (229,672)
   -------------------------------------------------------------------------------------------------
                                                                                      $  (1,997,003)
   =================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by
                 Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (3)      Investment is eligible for the Dividends Received Deduction.
        N/R      Not rated.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
      CORTS      Corporate Backed Trust Securities.
      PPLUS      PreferredPlus Trust.
    SATURNS      Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

         JHP
          Nuveen Quality Preferred Income Fund 3
          Portfolio of INVESTMENTS
                                               as of 6-30-07 (Unaudited)

   SHARES   DESCRIPTION (1)                                            COUPON                  RATINGS (2)             VALUE
----------------------------------------------------------------------------------------------------------------------------
            $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 95.5% (62.8% OF TOTAL INVESTMENTS)
            CAPITAL MARKETS - 12.3%
   21,206   Bear Stearns Capital Trust III                             7.800%                       A2         $     537,784
    7,225   BNY Capital Trust V, Series F                              5.950%                      Aa3               167,765
   60,300   Compass Capital Trust III                                  7.350%                       A3             1,508,706
   40,700   CSFB USA, Series 2002-10 (SATURNS)                         7.000%                      AA-             1,020,756
  560,800   Deutsche Bank Capital Funding Trust II                     6.550%                      Aa3            13,797,078
    5,500   Goldman Sachs Group Inc. (SATURNS)                         5.750%                      AA-               121,770
   11,400   Goldman Sachs Group Inc., Series GSC-3 (PPLUS)             6.000%                       A1               259,464
   10,800   Goldman Sachs Group Inc., Series GSC-4 Class A             6.000%                       A1               246,240
             (PPLUS)
  357,800   Lehman Brothers Holdings Capital Trust III,                6.375%                       A2             8,444,080
             Series K
   70,800   Merrill Lynch Preferred Capital Trust III                  7.000%                       A1             1,770,708
   21,200   Merrill Lynch Preferred Capital Trust IV                   7.120%                       A1               531,484
   88,000   Merrill Lynch Preferred Capital Trust V                    7.280%                       A1             2,217,600
   41,900   Morgan Stanley (PPLUS)                                     7.050%                      Aa3             1,058,394
  176,623   Morgan Stanley Capital Trust III                           6.250%                       A1             4,224,822
    1,400   Morgan Stanley Capital Trust IV                            6.250%                       A1                33,012
   20,300   Morgan Stanley Capital Trust V                             5.750%                       A+               450,051
   75,700   Morgan Stanley Capital Trust VI                            6.600%                       A1             1,872,061
   29,718   Morgan Stanley Capital Trust VII                           6.600%                       A2               727,497
----------------------------------------------------------------------------------------------------------------------------
            Total Capital Markets                                                                                 38,989,272
            ----------------------------------------------------------------------------------------------------------------
            COMMERCIAL BANKS - 13.3%
   38,300   ASBC Capital I                                             7.625%                       A3               962,862
    2,600   BAC Capital Trust IV                                       5.875%                      Aa2                59,098
   10,200   BAC Capital Trust VIII                                     6.000%                      Aa2               235,314
    3,800   BAC Capital Trust X                                        6.250%                      Aa2                89,908
  188,983   Banco Santander, 144A                                      6.800%                       A+             4,712,764
   10,611   Banco Santander, 144A                                      6.500%                        A               260,302
   26,224   Banco Santander                                            6.410%                      Aa3               652,453
    3,800   BancorpSouth Capital Trust I                               8.150%                     Baa1                95,988
  244,100   Banesto Holdings, Series A, 144A                          10.500%                       A1             7,216,206
   33,200   Bank One Capital Trust VI                                  7.200%                      Aa3               843,612
   29,400   Capital One Capital II Corporation                         7.500%                     Baa1               751,538
    3,504   Chittenden Capital Trust I                                 8.000%                       A3                87,819
   40,500   Citizens Funding Trust I                                   7.500%                     Baa2             1,028,955
   44,500   Cobank ABC, 144A, (3)                                      7.000%                        A             2,207,868
   35,816   Fleet Capital Trust VIII                                   7.200%                      Aa2               901,489
  141,900   HSBC Finance Corporation                                   6.875%                      AA-             3,568,785
  167,655   KeyCorp Capital Trust IX                                   6.750%                     Baa1             4,146,527
  245,800   National City Capital Trust II                             6.625%                       A3             6,052,825
   12,500   PNC Capital Trust                                          6.125%                       A2               291,000
  104,465   Royal Bank of Scotland Group PLC, Series N                 6.350%                       A1             2,528,053
   16,100   USB Capital Trust XI                                       6.600%                       A1               397,992
   17,730   VNB Capital Trust I                                        7.750%                       A3               446,619
    4,000   Wells Fargo Capital Trust IX                               5.625%                      Aa2                89,640
   51,000   Wells Fargo Capital Trust V                                7.000%                      Aa2             1,282,650
   49,444   Wells Fargo Capital Trust VII                              5.850%                      Aa2             1,156,495
   80,800   Zions Capital Trust B                                      8.000%                     BBB-             2,038,584
----------------------------------------------------------------------------------------------------------------------------
            Total Commercial Banks                                                                                42,105,346
            ----------------------------------------------------------------------------------------------------------------
            COMPUTERS & PERIPHERALS - 0.0%
    2,900   IBM Inc., Trust Certificates, Series 2001-2                7.100%                       A+                72,500
----------------------------------------------------------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES - 10.1%
   59,100   Allied Capital Corporation                                 6.875%                     BBB+             1,408,353
  377,415   BAC Capital Trust XII                                      6.875%                      Aa3             9,701,452
   10,100   Citigroup Capital XIV                                      6.875%                      Aa2               258,863
   55,729   Citigroup Capital XV                                       6.500%                      Aa3             1,372,327
   12,350   General Electric Capital Corporation                       6.450%                      AAA               312,270

   SHARES   DESCRIPTION (1)                                              COUPON                RATINGS (2)             VALUE
----------------------------------------------------------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES (continued)
  108,000   General Electric Capital Corporation                          6.050%                   AAA         $   2,612,250
  504,300   ING Group N.V.                                                7.200%                    A1            12,683,144
  142,900   ING Group N.V.                                                7.050%                     A             3,583,932
    6,300   Royal Bank of Scotland Public Limited Company, Series 2006Q   6.750%                    A1               159,831

----------------------------------------------------------------------------------------------------------------------------
            Total Diversified Financial Services                                                                  32,092,422
            ----------------------------------------------------------------------------------------------------------------
            DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
   25,000   AT&T Inc.                                                     7.000%                     A               628,500
  179,200   AT&T Inc.                                                     6.375%                     A             4,440,809
    3,300   BellSouth Capital Funding (CORTS)                             7.100%                     A                84,315
    4,600   BellSouth Corporation (CORTS)                                 7.000%                     A               108,388
   26,600   Verizon Communications (CORTS)                                7.625%                     A               670,054
----------------------------------------------------------------------------------------------------------------------------
            Total Diversified Telecommunication Services                                                           5,932,066
            ----------------------------------------------------------------------------------------------------------------
            ELECTRIC UTILITIES - 2.9%
   55,200   Entergy Louisiana LLC                                         7.600%                    A-             1,381,104
  203,447   Entergy Mississippi Inc.                                      7.250%                    A-             5,130,933
   23,800   FPL Group Capital Inc.                                        6.600%                    A3               592,144
    2,300   National Rural Utilities Cooperative Finance Corporation      6.100%                    A3                53,406
   33,018   National Rural Utilities Cooperative Finance Corporation      5.950%                    A3               764,037
   34,400   PPL Energy Supply LLC                                         7.000%                   BBB               882,577
    8,900   Virginia Power Capital Trust                                  7.375%                  Baa2               224,814
----------------------------------------------------------------------------------------------------------------------------
            Total Electric Utilities                                                                               9,029,015
            ----------------------------------------------------------------------------------------------------------------
            FOOD PRODUCTS - 0.4%
   11,000   Dairy Farmers of America Inc., 144A, (3)                      7.875%                  BBB-             1,113,750
----------------------------------------------------------------------------------------------------------------------------
            INSURANCE - 21.2%
  194,400   Ace Ltd., Series C                                            7.800%                  Baa2             4,955,256
   15,686   Aegon N.V.                                                    6.875%                    A-               395,915
  409,638   Aegon N.V., (3)                                               6.375%                    A-             9,978,781
   10,800   AMBAC Financial Group Inc.                                    5.950%                    AA               246,996
  195,649   Arch Capital Group Limited                                    8.000%                  BBB-             4,989,050
    7,000   Berkley WR Corporation, Capital Trust II                      6.750%                  BBB-               174,510
  138,700   Delphi Financial Group, Inc.                                  8.000%                  BBB+             3,571,525
   92,100   Delphi Financial Group, Inc.                                  7.376%                  BBB-             2,273,719
   45,867   EverestRe Capital Trust II                                    6.200%                  Baa1             1,048,061
  294,716   EverestRe Group Limited                                       7.850%                  Baa1             7,482,839
  151,100   Financial Security Assurance Holdings                         6.250%                    AA             3,624,889
  174,900   PartnerRe Limited, Series C                                   6.750%                  BBB+             4,302,540
    3,000   PartnerRe Limited, Series D                                   6.500%                  BBB+                71,490
   57,100   PLC Capital Trust III                                         7.500%                  BBB+             1,444,916
   46,400   PLC Capital Trust IV                                          7.250%                  BBB+             1,159,536
    4,500   PLC Capital Trust V                                           6.125%                  BBB+               103,950
  332,400   Protective Life Corporation                                   7.250%                   BBB             8,442,960
   53,244   Prudential PLC                                                6.750%                     A             1,336,424
   60,401   RenaissanceRe Holdings Limited, Series B                      7.300%                   BBB             1,526,333
    3,000   RenaissanceRe Holdings Limited                                6.600%                   BBB                71,265
    6,500   Safeco Capital Trust IV (CORTS)                               8.375%                  Baa2               181,025
   33,000   Safeco Corporation, Series 2001-7 (SATURNS)                   8.250%                  Baa2               826,155
   65,100   XL Capital Ltd, Series A                                      8.000%                  Baa1             1,632,708
  294,200   XL Capital Ltd, Series B                                      7.625%                  Baa1             7,369,710
----------------------------------------------------------------------------------------------------------------------------
            Total Insurance                                                                                       67,210,553
            ----------------------------------------------------------------------------------------------------------------
            MEDIA - 5.3%
    1,700   CBS Corporation                                               7.250%                   BBB                42,687
   75,000   CBS Corporation                                               6.750%                   BBB             1,828,125
  270,300   Comcast Corporation                                           7.000%                  BBB+             6,841,969
   25,400   Comcast Corporation                                           7.000%                  BBB+               635,000
   40,000   Comcast Corporation                                           6.625%                  BBB+               960,000
  259,800   Viacom Inc.                                                   6.850%                   BBB             6,365,100
----------------------------------------------------------------------------------------------------------------------------
            Total Media                                                                                           16,672,881
            -----------------------------------------------------------------------------------------------------------------
            MULTI-UTILITIES - 0.1%
   17,900   Dominion CNG Capital Trust I                                  7.800%                  Baa2               453,049
----------------------------------------------------------------------------------------------------------------------------

         JHP
        Nuveen Quality Preferred Income Fund 3 (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

   SHARES   DESCRIPTION (1)                                            COUPON                  RATINGS (2)             VALUE
----------------------------------------------------------------------------------------------------------------------------
            OIL, GAS & CONSUMABLE FUELS - 1.8%
  195,200   Nexen Inc.                                                 7.350%                     Baa3         $   4,958,080
   34,700   TransCanada Pipeline                                       8.250%                       A3               867,153
----------------------------------------------------------------------------------------------------------------------------
            Total Oil, Gas & Consumable Fuels                                                                      5,825,233
            ----------------------------------------------------------------------------------------------------------------
            PHARMACEUTICALS - 0.1%
    8,600   Bristol-Myers Squibb Company (CORTS)                       6.250%                       A+               217,322
    4,300   Bristol-Myers Squibb Company Trust (CORTS)                 6.800%                       A+               108,833
----------------------------------------------------------------------------------------------------------------------------
            Total Pharmaceuticals                                                                                    326,155
            ----------------------------------------------------------------------------------------------------------------
            REAL ESTATE/MORTGAGE - 20.9%
   10,700   AvalonBay Communities, Inc., Series H                      8.700%                      BBB               277,986
   29,200   BRE Properties, Series C                                   6.750%                     BBB-               705,180
    8,029   BRE Properties, Series D                                   6.750%                     BBB-               194,462
  171,200   Developers Diversified Realty Corporation, Series G        8.000%                     BBB-             4,329,648
   32,000   Developers Diversified Realty Corporation, Series H        7.375%                     BBB-               804,800
  112,900   Duke Realty Corporation, Series L                          6.600%                      BBB             2,733,309
  136,700   Duke Realty Corporation, Series N                          7.250%                      BBB             3,481,585
  149,000   Duke-Weeks Realty Corporation                              6.950%                      BBB             3,762,250
   20,800   Equity Residential Properties Trust, Series D              8.600%                      BBB               518,336
  144,300   First Industrial Realty Trust, Inc., Series J              7.250%                     BBB-             3,642,132
  249,307   HRPT Properties Trust, Series B                            8.750%                     BBB-             6,324,919
  129,611   HRPT Properties Trust, Series C                            7.125%                     BBB-             3,263,605
   17,500   Prologis Trust, Series G                                   6.750%                      BBB               431,900
  120,000   PS Business Parks, Inc., Series L                          7.600%                     BBB-             3,030,000
  155,400   PS Business Parks, Inc.                                    7.000%                     BBB-             3,783,990
   16,500   Public Storage, Inc., Series F                             6.450%                     BBB+               383,625
  194,262   Public Storage, Inc., Series K                             7.250%                     BBB+             4,996,186
   32,500   Public Storage, Inc., Series M                             6.625%                     BBB+               777,156
   17,000   Public Storage, Inc., Series V                             7.500%                     BBB+               427,890
   77,300   Public Storage, Inc., Series Y                             6.850%                     BBB+             1,915,594
    3,000   Public Storage, Inc.                                       7.125%                     BBB+                76,320
  115,500   Public Storage, Inc.                                       6.750%                     BBB+             2,831,194
   53,800   Realty Income Corporation, Series E                        6.750%                     BBB-             1,345,000
    5,900   Realty Income Corporation                                  7.375%                     BBB-               150,155
   30,972   Regency Centers Corporation                                7.450%                     BBB-               778,326
   84,500   Regency Centers Corporation                                7.250%                     BBB-             2,116,725
   68,600   Simon Property Group, Inc., Series G                       7.890%                      BBB             3,431,372
   61,800   Vornado Realty Trust, Series G                             6.625%                     BBB-             1,463,424
    7,500   Vornado Realty Trust, Series I                             6.625%                     BBB-               178,500
  262,800   Wachovia Preferred Funding Corporation                     7.250%                       A2             6,993,108
   39,900   Weingarten Realty Trust, Series E                          6.950%                       A-               988,323
----------------------------------------------------------------------------------------------------------------------------
            Total Real Estate/Mortgage                                                                            66,137,000
            ----------------------------------------------------------------------------------------------------------------
            THRIFTS & MORTGAGE FINANCE - 3.9%
  223,569   Countrywide Capital Trust IV                               6.750%                     BBB+             5,227,043
  289,365   Countrywide Capital Trust V                                7.000%                     BBB+             7,152,756
    3,300   Harris Preferred Capital Corporation, Series A             7.375%                       A1                83,127
----------------------------------------------------------------------------------------------------------------------------
            Total Thrifts & Mortgage Finance                                                                      12,462,926
            ----------------------------------------------------------------------------------------------------------------
            WIRELESS TELECOMMUNICATION SERVICES - 1.3%
  157,500   United States Cellular Corporation                         8.750%                       A-             4,022,550
----------------------------------------------------------------------------------------------------------------------------
            TOTAL $25 PAR (OR SIMILAR) PREFERRED SECURITIES (COST $305,835,130)                                  302,444,718
            ================================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                            COUPON      MATURITY    RATINGS (2)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 1.3% (0.8% OF TOTAL INVESTMENTS)
               COMMERCIAL BANKS - 0.6%
 $   2,000     Credit Agricole SA                                         6.637%       5/29/49        Aa3         $   1,947,600
-------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                                COUPON  MATURITY    RATINGS (2)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 0.7%
 $   1,000     Liberty Mutual Group                                           7.800%   3/15/37       Baa3         $     944,137
     1,000     Progressive Corporation                                        6.700%   6/15/37         A2               995,652
-------------------------------------------------------------------------------------------------------------------------------
     2,000     Total Insurance                                                                                        1,939,789
-------------------------------------------------------------------------------------------------------------------------------
 $   4,000     TOTAL CORPORATE BONDS (COST $3,876,025)                                                                3,887,389
===============================================================================================================================
  PRINCIPAL
AMOUNT (000)/
     SHARES     DESCRIPTION (1)                                               COUPON   MATURITY    RATINGS (2)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 45.5% (29.9% OF TOTAL INVESTMENTS)
                CAPITAL MARKETS - 8.2%
      1,000     Bank of New York Capital I, Series B                          7.970%   12/31/26        Aa3         $   1,039,850
        250     C.A. Preferred Fund Trust II                                  7.000%   10/30/49         A1               248,480
      3,750     C.A. Preferred Funding Trust                                  7.000%    1/30/49         A1             3,722,719
      4,300     Dresdner Funding Trust I, 144A                                8.151%    6/30/31         A1             4,966,625
      2,000     First Hawaiian Capital Trust I, Series B                      8.343%    7/01/27         A-             2,087,154
      8,485     First Union Capital Trust II, Series A                        7.950%   11/15/29         A1             9,970,986
      3,000     Mizuho JGB Investment                                         9.870%    6/30/48         A1             3,119,295
        700     MUFG Capital Finance 2                                        4.850%    7/25/56        BBB               889,171
--------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                 26,044,280
                ----------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 21.7%
      1,500     AB Svensk Exportkredit, 144A                                  6.375%   10/27/49        AA-             1,488,851
      1,500     Abbey National Capital Trust I                                8.963%    6/30/50         A+             1,904,030
      1,900     AgFirst Farm Credit Bank                                      7.300%   12/15/53         A-             1,898,130
        500     BanPonce Trust I, Series A                                    8.327%    2/01/27         A3               520,815
      6,200     Barclays Bank PLC, 144A                                       8.550%    6/15/49        Aa3             6,833,454
      2,900     BBVA International Preferred SA, Unipersonal                  5.919%   10/18/49         A1             2,725,606
      5,000     Capital One Capital IV Corporation                            6.745%    2/17/37       Baa1             4,616,205
      3,000     CBG Florida REIT Corporation                                  7.114%   11/15/49       Baa3             2,965,089
        900     DBS Capital Funding Corporation, 144A                         7.657%    3/15/49        Aa3               959,966
      4,400     Den Norske Bank, 144A                                         7.729%    6/29/49        Aa3             4,685,133
      1,000     First Empire Capital Trust I                                  8.234%    2/01/27         A3             1,042,353
        500     First Midwest Bancorp Inc.                                    6.950%   12/01/33       Baa1               510,461
      3,700     HBOS Capital Funding LP, Notes                                6.850%    3/23/49         A1             3,615,155
      2,500     HBOS PLC, 144A                                                6.413%    4/01/49         A1             2,347,265
      1,430     HSBC USA Capital Trust II, 144A                               8.380%    5/15/27          A             1,492,961
      1,000     HT1 Funding, GmbH                                             6.352%    6/30/57         A-             1,375,427
      2,500     KBC Bank Fund Trust III, 144A                                 9.860%    5/02/50         A1             2,727,508
      2,000     Lloyds TSB Bank PLC, Subordinated Note                        6.900%   11/22/49        Aa2             1,977,480
      2,000     Mizuho Financial Group                                        8.375%    4/27/49        Aa3             2,089,062
      1,000     Popular North American Capital Trust I                        6.564%    9/15/34         A3               917,999
      1,300     RBS Capital Trust B                                           6.800%   12/31/49         A1             1,274,303
      3,300     Shinsei Finance II Cayman Limited, Perpetual Maturity, 144A   7.160%    7/25/49       Baa2             3,296,908
      1,500     Standard Chartered PLC, 144A                                  7.014%    1/30/58       BBB+             1,443,093
      2,660     Swedbank ForeningsSparbanken AB, 144A                         9.000%    9/17/50        Aa3             2,865,567
         --     Union Planters Preferred Fund, 144A                           7.750%    7/15/53         A2             7,470,313
      5,600     Washington Mutual Preferred Funding Cayman, Series A-1, 144A  7.250%    3/15/49       Baa1             5,551,874
                 Series A-1, 144A
--------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                68,595,008
                ----------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 3.8%
      1,300     Fulton Capital Trust I                                        6.290%    2/01/36         A3             1,231,205
      6,000     JPMorgan Chase Capital Trust XVIII                            6.950%    8/17/36        Aa3             6,083,772
      2,757     MM Community Funding Trust I Limited                          8.030%    6/15/31        Aaa             3,018,368
      1,800     Old Mutual Capital Funding, Notes                             8.000%    6/22/53       Baa2             1,845,000
--------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                  12,178,345
                ----------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
          5     Centaur Funding Corporation, Series B, 144A                   9.080%    4/21/20        BBB             5,907,638
--------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 7.5%
      3,450     Ace Capital Trust II                                          9.700%    4/01/30       Baa1             4,473,967
      3,500     AXA SA, 144A                                                  6.463%   12/14/49       BBB+             3,260,005
      2,600     Great West Life and Annuity Insurance Company                 7.153%    5/16/46         A-             2,667,002

         JHP
        Nuveen Quality Preferred Income Fund 3 (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                            COUPON      MATURITY    RATINGS (2)             VALUE
--------------------------------------------------------------------------------------------------------------------------------
                INSURANCE (continued)
      1,200     MetLife Inc.                                               6.400%      12/15/66       BBB+         $   1,115,135
        400     Nationwide Financial Services Capital Trust                7.899%       3/01/37       Baa1               452,440
      2,400     Oil Insurance Limited, 144A                                7.558%      12/30/49       Baa1             2,489,234
      1,500     Prudential PLC                                             6.500%       6/29/49          A             1,426,292
      6,000     QBE Capital Funding Trust II, 144A                         6.797%       6/01/49        BBB             5,869,170
      2,000     XL Capital, Limited                                        6.500%      10/15/57        BBB             1,881,680
--------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                       23,634,925
                ----------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.9%
      3,000     KN Capital Trust III                                       7.630%       4/15/28         B1             2,827,890
--------------------------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 0.8%
      2,785     Burlington Northern Santa Fe Funding Trust I               6.613%      12/15/55        BBB             2,550,595
--------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 0.7%
      2,400     Washington Mutual Preferred Funding Trust II               6.665%       3/15/57       Baa1             2,295,074
--------------------------------------------------------------------------------------------------------------------------------
                TOTAL CAPITAL PREFERRED SECURITIES (COST $147,304,921)                                               144,033,755
                ================================================================================================================
     SHARES     DESCRIPTION (1)                                                                                          VALUE
--------------------------------------------------------------------------------------------------------------------------------
                INVESTMENT COMPANIES - 5.8% (3.8% OF TOTAL INVESTMENTS)
     82,719     Blackrock Preferred and Corporate Income Strategies Fund                                           $   1,688,295
    199,225     Blackrock Preferred Income Strategies Fund                                                             3,876,919
     10,170     Blackrock Preferred Opportunity Trust                                                                    242,555
    204,484     Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.                                   4,175,563
    213,385     Flaherty and Crumrine/Claymore Total Return Fund Inc.                                                  4,350,920
    187,021     John Hancock Preferred Income Fund III                                                                 4,071,447
      2,258     John Hancock Preferred Income Fund II                                                                     53,740
      1,707     John Hancock Preferred Income Fund                                                                        40,592
--------------------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENT COMPANIES (COST $18,751,198)                                                         18,500,031
                ================================================================================================================
  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                           COUPON       MATURITY                          VALUE
--------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 4.1% (2.7% OF TOTAL INVESTMENTS)
  $  12,983     Repurchase Agreement with Fixed Income                     4.000%       7/02/07                    $  12,983,383
                 Clearing Corporation, dated 6/29/07,
                 repurchase price $12,987,711, collateralized
                 by $10,280,000 U.S. Treasury Bonds, 8.125%,
                 due 5/15/21, value $13,248,350
  =========     ----------------------------------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS (COST $12,983,383)                                                       12,983,383
                ================================================================================================================
                TOTAL INVESTMENTS (COST $488,750,657) - 152.2%                                                       481,849,276
                ================================================================================================================
                OTHER ASSETS LESS LIABILITIES - 0.2%                                                                     765,614
                ================================================================================================================
                PREFERRED SHARES, AT LIQUIDATION VALUE - (52.4)%                                                    (166,000,000)
                ================================================================================================================
                NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                      $ 316,614,890
                ================================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT JUNE 30, 2007:

                                           FUND                                        FIXED RATE                     UNREALIZED
                       NOTIONAL     PAY/RECEIVE       FLOATING RATE       FIXED RATE      PAYMENT   TERMINATION     APPRECIATION
   COUNTERPARTY          AMOUNT   FLOATING RATE               INDEX     (ANNUALIZED)    FREQUENCY          DATE   (DEPRECIATION)
   -----------------------------------------------------------------------------------------------------------------------------
   Citigroup Inc.   $42,000,000         Receive   1-Month USD-LIBOR            3.255%     Monthly       2/06/08   $     641,870
   Citigroup Inc.    42,000,000         Receive   1-Month USD-LIBOR            3.815      Monthly       2/06/10       1,568,892
   -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  $   2,210,762
   =============================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007:

                                                                                          UNREALIZED
                                  CONTRACT   NUMBER OF     CONTRACT        VALUE AT     APPRECIATION
   TYPE                           POSITION   CONTRACTS   EXPIRATION   JUNE 30, 2007   (DEPRECIATION)
   -------------------------------------------------------------------------------------------------
   U.S. Treasury Bond                Long          300         9/07   $ 32,325,000    $    (416,032)
   U.S. 10-Year Treasury Notes       Long            7         9/07        739,922           (5,468)
   -------------------------------------------------------------------------------------------------
                                                                                      $    (421,500)
   =================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by
                 Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (3)      Investment is eligible for the Dividends Received Deduction.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
      CORTS      Corporate Backed Trust Securities.
      PPLUS      PreferredPlus Trust.
    SATURNS      Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS & LIABILITIES

                                                June 30, 2007 (Unaudited)

                                                                                  QUALITY            QUALITY          QUALITY
                                                                                PREFERRED          PREFERRED        PREFERRED
                                                                                   INCOME           INCOME 2         INCOME 3
                                                                                    (JTP)              (JPS)            (JHP)
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,309,796,668, $2,454,465,288
  and $488,750,657, respectively)                                          $1,294,301,767     $2,427,300,967     $481,849,276
Cash                                                                              907,301          1,731,000          364,900
Unrealized appreciation on interest rate swaps                                  2,267,110          7,749,214        2,210,762
Receivables:
  Dividends                                                                     2,713,575          4,387,028        1,067,607
  Variation margin on futures contracts                                           720,281          1,378,281          294,125
  Interest                                                                      8,868,207         15,045,627        2,264,144
  Investments sold                                                                 37,462          9,807,427        2,712,138
  Reclaims                                                                         52,810             47,542            9,744
Other assets                                                                       96,011            183,151           35,252
-----------------------------------------------------------------------------------------------------------------------------
     Total assets                                                           1,309,964,524      2,467,630,237      490,807,948
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                              12,458,587         15,745,557        7,768,077
Accrued expenses:
  Management fees                                                                 578,238          1,036,756          223,909
  Other                                                                           378,633            626,674          121,482
FundPreferred shares dividends payable                                            243,792            420,021           79,590
-----------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                         13,659,250         17,829,008        8,193,058
-----------------------------------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                                    440,000,000        800,000,000      166,000,000
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                     $  856,305,274     $1,649,801,229     $316,614,890
=============================================================================================================================
Common shares outstanding                                                      64,548,639        119,816,861       23,682,846
=============================================================================================================================
Net asset value per Common share outstanding (net assets
  applicable to Common shares, divided by Common shares outstanding)       $        13.27     $        13.77     $      13.37
=============================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                    $      645,486     $    1,198,169     $    236,828
Paid-in surplus                                                               903,756,826      1,690,099,455      331,832,748
Undistributed (Over-distribution of) net investment income                     (5,912,870)        (9,112,188)      (3,032,223)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                                     (27,918,179)       (10,975,557)      (7,310,621)
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                                 (14,265,989)       (21,408,650)      (5,111,842)
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                     $  856,305,274     $1,649,801,229     $316,614,890
=============================================================================================================================
Authorized shares:
  Common                                                                        Unlimited          Unlimited        Unlimited
  FundPreferred                                                                 Unlimited          Unlimited        Unlimited
=============================================================================================================================

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                                Six Months Ended June 30, 2007
                                                (Unaudited)

                                                                      QUALITY          QUALITY          QUALITY
                                                                    PREFERRED        PREFERRED        PREFERRED
                                                                       INCOME         INCOME 2         INCOME 3
                                                                        (JTP)            (JPS)            (JHP)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $7,595, $16,340
  and $4,023, respectively)                                      $ 26,447,579     $ 50,431,027     $10,723,667
Interest                                                           18,320,163       37,182,611       5,729,860
---------------------------------------------------------------------------------------------------------------
Total investment income                                          $ 44,767,742     $ 87,613,638     $16,453,527
---------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                     5,718,170       10,453,632       2,184,496
FundPreferred shares - auction fees                                   545,480          991,780         205,795
FundPreferred shares - dividend disbursing agent fees                  15,383           22,635           7,400
Shareholders' servicing agent fees and expenses                         4,003            4,425             781
Custodian's fees and expenses                                         126,635          221,103          51,298
Trustees' fees and expenses                                            15,330           28,215           5,367
Professional fees                                                      36,086           58,941          16,511
Shareholders' reports - printing and mailing expenses                  89,414          144,966          34,440
Stock exchange listing fees                                            11,539           21,440           4,809
Investor relations expense                                            104,127          193,773          38,379
Other expenses                                                         24,781           31,908          14,045
---------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                     6,690,948       12,172,818       2,563,321
  Custodian fee credit                                                 (8,970)         (12,937)         (1,175)
  Expense reimbursement                                            (2,124,169)      (4,016,795)       (791,376)
---------------------------------------------------------------------------------------------------------------
Net expenses                                                        4,557,809        8,143,086       1,770,770
---------------------------------------------------------------------------------------------------------------
Net investment income                                              40,209,933       79,470,552      14,682,757
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                                       1,718,311       11,645,757      (1,526,174)
  Interest rate swaps                                               1,357,033        3,403,278         764,196
  Futures                                                         (12,175,863)     (23,255,838)     (4,923,424)
  Foreign currencies                                                  (18,161)         (26,366)         (6,504)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                     (38,638,830)     (82,767,412)    (11,715,300)
  Interest rate swaps                                                (528,179)      (1,574,812)       (254,768)
  Futures                                                          (1,045,660)      (1,997,003)       (421,500)
  Foreign currencies                                                    6,061              807            (237)
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           (49,325,288)     (94,571,589)    (18,083,711)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From and in excess of net investment income                       (10,980,204)     (18,756,875)     (4,144,688)
From accumulated net realized gains                                        --       (1,169,215)             --
---------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to FundPreferred shareholders                     (10,980,204)     (19,926,090)     (4,144,688)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $(20,095,559)    $(35,027,127)    $(7,545,642)
---------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS (Unaudited)

                                                             QUALITY PREFERRED INCOME (JTP)     QUALITY PREFERRED INCOME 2 (JPS)
                                                             -------------------------------    ---------------------------------
                                                                SIX MONTHS                          SIX MONTHS
                                                                     ENDED        YEAR ENDED             ENDED         YEAR ENDED
                                                                   6/30/07          12/31/06           6/30/07           12/31/06
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                        $ 40,209,933      $ 82,501,402     $   79,470,552    $  159,268,122
Net realized gain (loss) from:
  Investments                                                   1,718,311           132,407         11,645,757          (990,466)
  Interest rate swaps                                           1,357,033         2,298,167          3,403,278         5,781,508
  Futures                                                     (12,175,863)               --        (23,255,838)               --
  Foreign currencies                                              (18,161)              563            (26,366)            1,066
Change in net unrealized appreciation (depreciation) of:
  Investments                                                 (38,638,830)         (940,681)       (82,767,412)       (5,130,313)
  Interest rate swaps                                            (528,179)         (215,813)        (1,574,812)       (1,630,640)
  Futures                                                      (1,045,660)               --         (1,997,003)               --
  Foreign currencies                                                6,061             1,400                807             2,652
Distributions to FundPreferred shareholders:
  From and in excess of net investment income                 (10,980,204)               --        (18,756,875)               --
  From net investment income                                           --       (20,743,697)                --       (37,501,376)
  From accumulated net realized gains                                  --                --         (1,169,215)               --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                      (20,095,559)       63,033,748        (35,027,127)      119,800,553
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net investment income                   (33,812,856)               --        (65,856,992)               --
From net investment income                                             --       (69,630,812)                --      (133,434,611)
From accumulated net realized gains                                    --                --         (5,233,037)               --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Common shareholders                        (33,812,856)      (69,630,812)       (71,090,029)     (133,434,611)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders due
  to reinvestment of distributions                                605,326           607,703          2,526,080         1,483,854
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from capital share transactions                          605,326           607,703          2,526,080         1,483,854
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                      (53,303,089)       (5,989,361)      (103,591,076)      (12,150,204)
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the beginning of
  period                                                      909,608,363       915,597,724      1,753,392,305     1,765,542,509
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period  $856,305,274      $909,608,363     $1,649,801,229    $1,753,392,305
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of period                                       $ (5,912,870)     $ (1,329,743)    $   (9,112,188)   $   (3,968,873)
---------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                                              QUALITY PREFERRED INCOME 3 (JHP)
                                                              ---------------------------------
                                                                  SIX MONTHS
                                                                       ENDED         YEAR ENDED
                                                                     6/30/07           12/31/06
-----------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                          $ 14,682,757       $ 30,871,981
Net realized gain (loss) from:
  Investments                                                    (1,526,174)        (2,688,895)
  Interest rate swaps                                               764,196          1,379,809
  Futures                                                        (4,923,424)                --
  Foreign currencies                                                 (6,504)               208
Change in net unrealized appreciation (depreciation) of:
  Investments                                                   (11,715,300)         3,328,270
  Interest rate swaps                                              (254,768)          (567,278)
  Futures                                                          (421,500)                --
  Foreign currencies                                                   (237)               516
Distributions to FundPreferred shareholders:
  From and in excess of net investment income                    (4,144,688)                --
  From net investment income                                             --         (7,912,599)
  From accumulated net realized gains                                    --                 --
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         (7,545,642)        24,412,012
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net investment income                     (12,689,123)                --
From net investment income                                               --        (25,661,097)
From accumulated net realized gains                                      --                 --
-----------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to
  Common shareholders                                           (12,689,123)       (25,988,423)
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders due
  to reinvestment of
  distributions                                                     309,350            259,052
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from capital share
  transactions                                                      309,350            259,052
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                        (19,925,415)        (1,317,359)
-----------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the beginning of
  period                                                        336,540,305        337,857,664
-----------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period    $316,614,890       $336,540,305
===============================================================================================
Undistributed (Over-distribution of) net investment income
  at the end of period                                         $ (3,032,223)      $   (881,169)
===============================================================================================

                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Quality Preferred Income Fund
(JTP), Nuveen Quality Preferred Income Fund 2 (JPS) and Nuveen Quality Preferred Income Fund 3 (JHP). The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies.

Each Fund seeks to provide high current income consistent with capital preservation by investing primarily in a portfolio of preferred securities, debt securities including convertible debt securities and convertible preferred securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities and instruments, other than futures, are generally valued at the last sales price on the exchange on which such securities or instruments are primarily traded. Securities or instruments traded on an exchange for which there are no transactions on a given day or securities or instruments not listed on an exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Prices of the other derivative instruments and fixed-income securities are generally provided by an independent pricing service approved by the Funds' Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. If the pricing service is unable to supply a price for a derivative investment the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment, derivative instrument or futures contract is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments. At June 30, 2007, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Federal Income Taxes

Each Fund is a separate taxpayer for federal Income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Distributions to Common shareholders are declared monthly. Real Estate Investment Trust ("REIT") distributions received by the Funds are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end.

For the fiscal year ended December 31, 2006, the character of distributions to the Funds from the REITs was as follows:

                                                                       QUALITY        QUALITY        QUALITY
                                                                     PREFERRED      PREFERRED      PREFERRED
                                                                        INCOME       INCOME 2       INCOME 3
                                                                         (JTP)          (JPS)          (JHP)
------------------------------------------------------------------------------------------------------------
Ordinary income                                                         79.98%         79.26%         77.67%
Long-term and short-term capital gains                                   19.92          20.62          22.24
Return of REIT capital                                                    0.10           0.12           0.09
------------------------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2006, the Funds applied the actual character of distributions reported by the REITs in which the Funds invest to their receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the six months ended June 30, 2007, each Fund applied the actual percentages for the fiscal year ended December 31, 2006, described above, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Funds adjust that estimated breakdown of income type (and consequently their net investment income) as necessary early in the following calendar year when REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2006, is reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2007, are provisionally classified as being "From and in excess of net investment income", and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2007, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2007, reflect an over-distribution of net investment income.

FundPreferred Shares

The Funds have issued and outstanding FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's FundPreferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of FundPreferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
                                                                              (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Number of shares:
  Series M                                                                    3,520               4,800               3,320
  Series T                                                                    3,520               4,800                  --
  Series T2                                                                      --               4,000                  --
  Series W                                                                    3,520               4,800                  --
  Series TH                                                                   3,520               4,800               3,320
  Series TH2                                                                     --               4,000                  --
  Series F                                                                    3,520               4,800                  --
---------------------------------------------------------------------------------------------------------------------------
Total                                                                        17,600              32,000               6,640
---------------------------------------------------------------------------------------------------------------------------

Interest Rate Swap Transactions

The Funds are authorized to invest in interest rate swap transactions. The Funds' use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty paying or receiving a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Although there are economic

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

advantages of entering into interest rate swap transactions, there are also additional risks. The Funds help manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Foreign Currency Transactions

The Funds are authorized to engage in foreign currency exchange transactions, including foreign currency forward, options, and futures contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) in the Statement of Operations.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would

INVOLVE FUTURE CLAIMS THAT MAY BE MADE AGAINST THE FUNDS THAT HAVE NOT YET OCCURRED. HOWEVER, THE FUNDS HAVE NOT HAD PRIOR CLAIMS OR LOSSES PURSUANT TO THESE CONTRACTS AND EXPECT THE RISK OF LOSS TO BE REMOTE.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                                      QUALITY PREFERRED          QUALITY PREFERRED          QUALITY PREFERRED
                                                         INCOME (JTP)              INCOME 2 (JPS)             INCOME 3 (JHP)
                                                   ------------------------   ------------------------   ------------------------
                                                   SIX MONTHS          YEAR   SIX MONTHS          YEAR   SIX MONTHS          YEAR
                                                        ENDED         ENDED        ENDED         ENDED        ENDED         ENDED
                                                      6/30/07      12/31/06      6/30/07      12/31/06      6/30/07      12/31/06
---------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due to reinvestment
  of distributions                                    43,198        43,337      173,392       101,627       21,811         18,314
---------------------------------------------------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2007, were as follows:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
                                                                              (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Purchases                                                             $293,218,660        $466,415,431         $111,378,572
Sales and maturities                                                   278,902,695         516,726,250          119,488,437
---------------------------------------------------------------------------------------------------------------------------

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis based on the information currently available to the Funds. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2007, the cost of investments was as follows:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
                                                                              (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                  $1,311,958,578      $2,456,427,333        $489,143,074
---------------------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2007, were as follows:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
                                                                              (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                        $ 12,941,657        $ 29,851,408          $ 3,372,025
  Depreciation                                                         (30,598,468)        (58,977,774)         (10,665,823)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             $(17,656,811)       $(29,126,366)        $ (7,293,798)
---------------------------------------------------------------------------------------------------------------------------

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2006, the Funds' last tax year end, were as follows:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
                                                                              (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Undistributed net ordinary income *                                           $ --         $ 2,296,771                 $ --
Undistributed net long-term capital gains                                       --           6,399,647                   --
---------------------------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended July 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
                                                                              (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                               $88,059,972        $166,262,070          $33,448,703
Distributions from net long-term capital gains                                  --          22,350,529            1,834,281
Tax return of capital                                                           --                  --              327,326
---------------------------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At July 31, 2006, the Funds' last tax year end, Quality Preferred Income 3 (JHP) had unused capital loss carryforwards of $16,197,047 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire in the year 2012.

Quality Preferred Income 3 (JHP) elected to defer net realized losses from investments incurred from November 1, 2005 through July 31, 2006 ("post-October losses") in accordance with federal income tax regulations. Post-October losses of $931,735 were treated as having arisen on the first day of the current taxable year.

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                                                  FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                                  .7000%
For the next $500 million                                                                                   .6750
For the next $500 million                                                                                   .6500
For the next $500 million                                                                                   .6250
For Managed Assets over $2 billion                                                                          .6000
-----------------------------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of June 30, 2007, the complex-level fee rate was .1828%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolios of the Funds. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

For the first eight years of Quality Preferred Income's (JTP) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
JUNE 30,                                                       JUNE 30,
---------------------------------------------------------------------------------------------------------
2002 *                            .32%                         2007                                   .32%
2003                              .32                          2008                                   .24
2004                              .32                          2009                                   .16
2005                              .32                          2010                                   .08
2006                              .32
---------------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income (JTP) for any portion of its fees and expenses beyond June 30, 2010.

For the first eight years of Quality Preferred Income 2's (JPS) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                     YEAR ENDING
SEPTEMBER 30,                                                   SEPTEMBER 30,
-------------------------------------------------------------------------------------------------------
2002 *                             .32%                         2007                                .32%
2003                               .32                          2008                                .24
2004                               .32                          2009                                .16
2005                               .32                          2010                                .08
2006                               .32
-------------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income 2 (JPS) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Quality Preferred Income 3's (JHP) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
DECEMBER 31,                                                   DECEMBER 31,
-----------------------------------------------------------------------------------------------------
2002 *                            .32%                         2007                               .32%
2003                              .32                          2008                               .24
2004                              .32                          2009                               .16
2005                              .32                          2010                               .08
2006                              .32
-----------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income 3 (JHP) for any portion of its fees and expenses beyond December 31, 2010.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Funds. One important implication of this is that the Funds will not be able to buy or sell securities to or from Merrill Lynch, but the portfolio management team and Fund management do not expect that this will significantly impact the ability of the Funds to pursue their investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund's agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of each Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Funds has concluded that there are no significant uncertain tax positions that require recognition in the Funds' financial statements. Consequently, the adoption of FIN 48 had no impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share distributions which were paid on August 1, 2007, to shareholders of record on July 15, 2007, as follows:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
                                                                              (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Distributions per share                                                      $.0860              $.0910              $.0885
---------------------------------------------------------------------------------------------------------------------------

           Financial

           HIGHLIGHTS (Unaudited)
      Selected data for a Common share outstanding throughout each period:

                                                                            Investment Operations
                                                  -------------------------------------------------------------------------
                                                                             Distributions
                                                                                  from Net        Distributions
                                      Beginning                                 Investment         from Capital
                                         Common                        Net       Income to             Gains to
                                          Share          Net     Realized/   FundPreferred        FundPreferred
                                      Net Asset   Investment    Unrealized          Share-               Share-
                                          Value    Income(a)   Gain (Loss)        holders+             holders+       Total
---------------------------------------------------------------------------------------------------------------------------
QUALITY PREFERRED INCOME (JTP)
---------------------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2007(f)                                  $14.10        $ .63         $(.76)          $(.17)****            $ --      $ (.31)
2006                                      14.20         1.28           .02            (.32)                  --         .98
2005                                      14.92         1.30          (.68)           (.21)                  --         .41
8/1/04-12/31/04                           14.40          .60           .47            (.05)                  --        1.02
Year Ended 7/31:
2004(b)                                   14.10         1.37           .26            (.08)                  --        1.55
2003                                      14.12         1.31           .16            (.09)                  --        1.38
2002(c)                                   14.33          .06          (.25)             --                   --        (.19)
QUALITY PREFERRED INCOME 2 (JPS)
---------------------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2007(f)                                   14.66          .67          (.80)           (.16)****            (.01)       (.30)
2006                                      14.77         1.33          (.01)           (.31)                  --        1.01
2005                                      15.66         1.34          (.69)           (.18)                (.02)        .45
8/1/04-12/31/04                           15.32          .60           .50            (.04)                (.01)       1.05
Year Ended 7/31:
2004(b)                                   14.97         1.42           .37            (.08)                  --        1.71
2003(d)                                   14.33         1.02           .79            (.07)                  --        1.74
QUALITY PREFERRED INCOME 3 (JHP)
---------------------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2007(f)                                   14.22          .62          (.75)           (.18)****              --        (.31)
2006                                      14.29         1.31           .05            (.33)                  --        1.03
2005                                      15.15         1.32          (.70)           (.21)                (.01)        .40
8/1/04-12/31/04                           14.71          .60           .46            (.05)                  --        1.01
Year Ended 7/31:
2004(b)                                   14.38         1.38           .40            (.08)                (.01)       1.69
2003(e)                                   14.33          .67           .22            (.04)                  --         .85
---------------------------------------------------------------------------------------------------------------------------

                                                   Less Distributions
                                     ----------------------------------------------

                                            Net                        Tax            Offering Costs
                                     Investment       Capital    Return of                       and      Ending
                                      Income to      Gains to   Capital to             FundPreferred      Common
                                         Common        Common       Common                     Share       Share    Ending
                                         Share-        Share-       Share-              Underwriting   Net Asset    Market
                                        holders       holders      holders    Total        Discounts       Value     Value
---------------------------------------------------------------------------------------------------------------------------
QUALITY PREFERRED INCOME (JTP)
---------------------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2007(f)                                  $ (.53)****    $ --          $ --   $ (.53)           $ --       $13.27   $ 13.12
2006                                      (1.08)          --            --    (1.08)             --        14.10     14.84
2005                                      (1.13)          --            --    (1.13)             --        14.20     12.40
8/1/04-12/31/04                            (.50)          --            --     (.50)             --        14.92     14.00
Year Ended 7/31:                                                        --
2004(b)                                   (1.25)          --            --    (1.25)             --        14.40     13.96
2003                                      (1.25)          --            --    (1.25)           (.15)       14.10     14.59
2002(c)                                      --           --            --       --            (.02)       14.12     15.15
QUALITY PREFERRED INCOME 2 (JPS)
---------------------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2007(f)                                    (.55)****   ( .04)                  (.59)             --        13.77     13.79
2006                                      (1.12)          --            --    (1.12)             --        14.66     15.12
2005                                      (1.16)        (.18)           --    (1.34)             --        14.77     12.80
8/1/04-12/31/04                            (.53)        (.18)           --     (.71)             --        15.66     14.40
Year Ended 7/31:
2004(b)                                   (1.32)        (.04)           --    (1.36)             --        15.32     14.61
2003(d)                                    (.95)          --            --     (.95)           (.15)       14.97     14.65
QUALITY PREFERRED INCOME 3 (JHP)
---------------------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2007(f)                                    (.54)****      --            --     (.54)             --        13.37     13.35
2006                                      (1.09)          --          (.01)   (1.10)             --        14.22     14.92
2005                                      (1.17)        (.09)           --    (1.26)             --        14.29     12.92
8/1/04-12/31/04                            (.51)        (.06)           --     (.57)             --        15.15     14.44
Year Ended 7/31:
2004(b)                                   (1.24)        (.12)           --    (1.36)             --        14.71     14.34
2003(e)                                    (.62)          --            --     (.62)           (.18)       14.38     14.36
---------------------------------------------------------------------------------------------------------------------------

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
***   After custodian fee credit and expense reimbursement, where applicable.
**** Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2007.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     - Income ratios reflect income earned on assets attributable to FundPreferred shares.
     - For the periods presented below each ratio includes the effect of the interest expense paid on interest rate swap transactions as follows:

                                     Ratio of Net Interest Expense to Average Net
                                          Assets Applicable to Common Shares
                                     --------------------------------------------
        QUALITY PREFERRED INCOME
          (JTP)
        Year Ended 7/31:
        2003                                                          .80%
        2002(c)                                                         --
        QUALITY PREFERRED INCOME 2
          (JPS)
        Year Ended 7/31:
        2003(d)                                                       .58*
        QUALITY PREFERRED INCOME 3
          (JHP)
        Year Ended 7/31:
        2003(e)                                                       .51*

                                                         Ratios/Supplemental Data
                         -----------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets    Ratios to Average Net Assets
                                          Applicable to Common Shares     Applicable to Common Shares
       Total Returns                      Before Credit/Reimbursement    After Credit/Reimbursement***
     -----------------                   -----------------------------   -----------------------------
                 Based
                    on
                Common      Ending Net
       Based     Share          Assets
          on       Net   Applicable to                             Net                             Net   Portfolio
      Market     Asset          Common                      Investment                      Investment    Turnover
     Value**   Value**    Shares (000)      Expenses++        Income++      Expenses++        Income++        Rate
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
       (8.19)%  (2.35)%   $  856,305            1.50%*          8.55%*          1.02%*          9.03%*         21%
       29.51     7.26        909,608            1.50            8.70            1.02            9.18           34
       (3.69)    2.89        915,598            1.49            8.47            1.02            8.94           19
        3.79     7.10        961,583            1.49*           9.15*           1.02*           9.62*           8
        4.20    11.17        927,892            1.51            8.87            1.04            9.33           18
        4.95     9.15        907,746            2.38            8.84            1.91            9.31           45
        1.00    (1.47)       880,006             .96*           4.51*            .64*           4.83*           1
------------------------------------------------------------------------------------------------------------------
       (4.98)   (2.07)     1,649,801            1.42*           8.79*            .95*           9.26*          19
       27.75     7.09      1,753,392            1.42            8.72             .95            9.19           34
       (2.06)    3.01      1,765,543            1.40            8.32             .94            8.78           17
        3.34     6.94      1,872,283            1.40*           8.69*            .94*           9.14*           6
        8.98    11.60      1,830,878            1.41            8.64             .95            9.10           19
        4.02    11.22      1,789,809            1.99*           7.59*           1.54*           8.04*          35
------------------------------------------------------------------------------------------------------------------
       (7.05)   (2.33)       316,615            1.55*           8.42*           1.07*           8.90*          23
       25.00     7.49        336,540            1.56            8.81            1.08            9.29           39
       (2.16)    2.88        337,858            1.54            8.48            1.07            8.96           16
        4.64     6.81        358,197            1.54*           9.03*           1.07*           9.50*           7
        9.36    11.93        347,900            1.55            8.75            1.08            9.22           17
        (.19)    4.62        339,499            1.97*           7.14*           1.53*           7.58*          57
------------------------------------------------------------------------------------------------------------------


      FundPreferred Shares at End of Period
     ---------------------------------------

        Aggregate   Liquidation
           Amount    and Market        Asset
      Outstanding     Value Per     Coverage
            (000)         Share    Per Share
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
        $440,000       $25,000      $73,654
         440,000        25,000       76,682
         440,000        25,000       77,023
         440,000        25,000       79,635
         440,000        25,000       77,721
         440,000        25,000       76,577
              --            --           --
------------------------------------------------------------------------------------------------------------------
         800,000        25,000       76,556
         800,000        25,000       79,794
         800,000        25,000       80,173
         800,000        25,000       83,509
         800,000        25,000       82,215
         800,000        25,000       80,932
------------------------------------------------------------------------------------------------------------------
         166,000        25,000       72,683
         166,000        25,000       75,684
         166,000        25,000       75,882
         166,000        25,000       78,945
         166,000        25,000       77,395
         166,000        25,000       76,129
---

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) The Funds changed their method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification for the fiscal year ended July 31, 2004, was as follows:

                                                                         QUALITY              QUALITY              QUALITY
                                                                       PREFERRED            PREFERRED            PREFERRED
                                                                          INCOME             INCOME 2             INCOME 3
                                                                           (JTP)                (JPS)                (JHP)
                                                                       ---------------------------------------------------
      Increase of Net Investment Income per share with a
        corresponding
        decrease in Net Realized/Unrealized Investment Gain
        (Loss)                                                              $.14                 $.11                 $.11
      Decrease in each of the Ratios of Expenses to Average Net
        Assets Applicable to Common Shares with a corresponding
        increase in each of the Ratios of Net Investment Income
        to Average Net Assets Applicable to Common Shares                    .94%                 .71%                 .73%

(c) For the period June 25, 2002 (commencement of operations) through July 31, 2002.
(d) For the period September 24, 2002 (commencement of operations) through July 31, 2003.
(e) For the period December 18, 2002 (commencement of operations) through July 31, 2003.
(f)   For the six months ended June 30, 2007.
                                 See accompanying notes to financial statements.

Annual Investment

Management Agreement
          APPROVAL PROCESS

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (a "Fund") and Nuveen Asset Management ("NAM" or the "Adviser"), and the Sub-Advisory Agreements between NAM and Spectrum Asset Management, Inc. (the "Sub-Adviser"). NAM and the Sub-Adviser are each a "Fund Adviser." The foregoing Investment Management Agreements with NAM and Sub-Advisory Agreements with the Sub-Adviser are hereafter referred to as "Original Investment Management Agreements" and "Original Sub-Advisory Agreements," respectively.

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the "1940 Act") provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund and new Sub-Advisory Agreements (the "New Sub-Advisory Agreements") between NAM and the Sub-Adviser on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement and New Sub-Advisory Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements and Interim Sub-Advisory Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements and Original Sub-Advisory Agreements.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS AND ORIGINAL SUB-ADVISORY AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

- the nature, extent and quality of services provided by the Fund Adviser;

- the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

- each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

- the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

- the expenses of the Fund Adviser in providing the various services;

- the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

- the advisory fees the Fund Adviser assesses to other types of investment products or clients;

- the soft dollar practices of the Fund Adviser, if any; and

- from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. At the May Meeting, the Independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and considering the renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of the respective Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements and Original Sub-Advisory Agreements, the Board Members considered the nature, extent and quality of the respective Fund Adviser's services. The Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Funds; the performance record of the Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of each respective Fund Adviser due to the Board Members' experience in governing the respective Funds and working with such Fund Advisers on matters relating to the Funds. At the May Meeting, the Board Members also recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment processes.

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

With respect to the Sub-Adviser, the Board Members also received and reviewed an evaluation of the Sub-Adviser from NAM at the annual review. Such evaluation outlined, among other things, the Sub-Adviser's organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, and the Funds' investment objectives and performance (as applicable). At the May Meeting, the Board Members noted that NAM recommended the renewal of the applicable Original Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith. In its review of the Sub-Adviser, the Board Members also considered, among other things, the experience of the investment personnel, the quality of the Sub-Adviser's investment processes in making portfolio management decisions and any additional refinements and improvements adopted to the portfolio management processes and Fund performance.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

- product management;

- fund administration;

- oversight by shareholder services and other fund service providers;

- administration of Board relations;

- regulatory and portfolio compliance; and

- legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM's compliance team. The Board Members also considered NAM's ability and procedures to monitor the Sub-Adviser's performance, business practices and compliance policies and procedures. The Board Members further noted NAM's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

- maintaining shareholder communications;

- providing advertising for the Nuveen closed-end funds;

- maintaining its closed-end fund website;

- maintaining continual contact with financial advisers;

- providing educational symposia;

- conducting research with investors and financial analysis regarding closed-end funds; and

- evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

- maintaining an in-house trading desk;

- maintaining a product manager for the Preferred Shares;
- developing distribution for Preferred Shares with new market participants;

- maintaining an orderly auction process;

- managing leverage and risk management of leverage; and

- maintaining systems necessary to test compliance with rating agency criteria.

With respect to the Sub-Adviser, the Board Members noted that the sub-advisory agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement or Original Sub-Advisory Agreement, as applicable, were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND FUND ADVISERS

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group. These Performance Peer Groups include those for: the Nuveen Diversified Dividend and Income Fund; the Nuveen Multi-Strategy Income and Growth Fund; the Nuveen Multi-Strategy Income and Growth Fund 2; the Nuveen Tax-Advantaged Floating Rate Fund; the Nuveen Real Estate Income Fund; the Nuveen Equity Premium Advantage Fund; the Nuveen Equity Premium Income Fund; the Nuveen Equity Premium Opportunity Fund; and the Nuveen Equity Premium and Growth Fund.

The Board Members reviewed performance information including, among other things, total return information compared with the respective Fund's Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2006. This information supplemented the performance information provided to the Board at each of its quarterly meetings. Based on their review at the May Meeting, the Board Members determined that the respective Fund's investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

  1. Fees and Expenses

  During the annual review, the Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of a fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

  considered the differences in the use of leverage. The Board Members also noted the limited Peer Groups available for the Nuveen funds with multi-sleeves of investments (e.g., the Nuveen Diversified Dividend and Income Fund, the Nuveen Multi-Strategy Income and Growth Fund, the Nuveen Multi-Strategy Income and Growth Fund 2 and the Nuveen Tax-Advantaged Total Return Strategy Fund). Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

  2. Comparisons with the Fees of Other Clients

  At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM's separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

  With respect to the Sub-Adviser, in considering the fees of the Sub-Adviser, the Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as applicable. With respect to sub-advisers unaffiliated with Nuveen, such as the Sub-Adviser, the Board Members noted that such fees were the result of arm's-length negotiations.

  3. Profitability of Fund Advisers

  In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members considered Nuveen's profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

  In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

  Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided. With respect to sub-advisers unaffiliated with Nuveen, such as the Sub-Adviser, the Board Members also considered the Sub-Adviser's revenues from serving as Sub-Adviser to the Funds, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax). Based on their review, the Board Members were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided.

  In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangement of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D -- "Approval of the New Investment Management Agreements and New Sub-Advisory Agreements -Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

With respect to the Sub-Adviser, the Board noted that the Sub-Adviser does not pay excess brokerage commissions in order to receive research services but may from time to time receive research generally provided to a broker's clients.

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management and Original Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements and the Original Sub-Advisory Agreements be renewed.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS AND NEW SUB-ADVISORY AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements and Original Sub-Advisory Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements and New Sub-Advisory Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements and New Sub-Advisory Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

- the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

- the strategic plan for Nuveen following the Transaction;

- the governance structure for Nuveen following the Transaction;

- any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

- any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

- any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

- any benefits or undue burdens imposed on the Funds as a result of the Transaction;

- any legal issues for the Funds as a result of the Transaction;

- the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

- any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

- the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

- from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of the respective Original Investment Management Agreements and Original Sub-Advisory Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Advisers and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and the Sub-Adviser (if applicable); the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Advisory Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The Sub-Adviser will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of each Fund's investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the applicable Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the Adviser or Sub-Adviser who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the respective Fund Advisers is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

B. PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined such Funds' performance was satisfactory or better. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreements and New Sub-Advisory Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components -- a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

With respect to the Sub-Adviser, the fees paid under the New Sub-Advisory Agreements are the same as the Original Sub-Advisory Agreements. With respect to sub-advisers unaffiliated with Nuveen, such as the Sub-Adviser, the Board Members considered the Sub-Adviser's revenues from serving as Sub-Adviser to the Funds, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax) at the annual review. The Transaction is not anticipated to affect the profitability of the Sub-Adviser. At the annual review, the Board Members were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided. Taking into account the Board's prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the respective Fund Advisers' levels of profitability were reasonable in light of the services provided.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Funds, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

- Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Funds (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

- The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable Funds).

- The reputation, financial strength and resources of MDP.

- The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

- The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

- The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements and New Sub-Advisory Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements and New Sub-Advisory Agreements should be approved and recommended to shareholders.

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement and Original Sub-Advisory Agreement.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

                                                                        NOTES

                                                                        NOTES

   OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The following federal income tax information is provided with respect to the Funds' distributions paid during the taxable year ended July 31, 2007: Quality Preferred Income, Quality Preferred Income 2 and Quality Preferred Income 3 hereby designate $16,253,938, $31,232,521 and $4,514,885, respectively, (or the maximum amount eligible) as distributions qualifying for the 70% dividends received deduction for corporations and $20,528,299, $38,893,434 and $6,071,401, respectively, (or the maximum amount eligible) as qualified dividend income distributions for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Quality Preferred Income, Quality Preferred Income 2 and Qualified Preferred 3 hereby designate 46.71%, 44.24% and 44.98% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2007.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
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SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs. Managing $172 billion in assets, as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     ESA-E-0607D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF

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ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Preferred Income Fund 3

By (Signature and Title)*   /s/ Kevin J. McCarthy
                            ---------------------------------------
                            Kevin J. McCarthy
                            Vice President and Secretary

Date: September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gifford R. Zimmerman
                            ---------------------------------------
                            Gifford R. Zimmerman
                            Chief Administrative Officer
                            (principal executive officer)

Date: September 6, 2007

By (Signature and Title)*   /s/ Stephen D. Foy
                            ---------------------------------------
                            Stephen D. Foy
                            Vice President and Controller
                            (principal financial officer)

Date: September 6, 2007

* Print the name and title of each signing officer under his or her signature.